UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.____)

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Filed by a Party of other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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GBank Financial Holdings Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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9115 W. Russell Rd., Ste. 110

Las Vegas, Nevada 89148

(702) 851-4200

July 2, 2025

Dear Stockholder:

We cordially invite you to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of GBank Financial Holdings Inc. (the “Company”) to be held solely by means of remote communications on Friday, August 1, 2025 at 2:00 p.m., Pacific Time.

The purposes of the Annual Meeting are set forth in the accompanying Notice of 2025 Annual Meeting of Stockholders and Proxy Statement.

In accordance with Nevada law and the Bylaws of the Company, and in order to provide expanded access, improved communication and cost savings for our stockholders, we are holding our Annual Meeting in a virtual meeting format only. We believe that hosting a virtual Annual Meeting will also enable more of our stockholders to attend and participate in the Annual Meeting since our stockholders can participate from any location around the world with internet access. Stockholders may attend and participate in the Annual Meeting by means of remote communication by logging onto the virtual meeting platform at https://us02web.zoom.us/j/85617829948?pwd=c2JXOXdKaGEyeGczeHBJZlI0RFNUQT09 with the Zoom video conference ID of 856 1782 9948 and the Zoom meeting password of 066066. You may vote during the Annual Meeting by following the instructions available on the meeting website during the Annual Meeting. Those planning to participate in the Annual Meeting should connect to the virtual meeting platform at least 15 minutes prior to the start of the Annual Meeting. If you would like to ask a question for discussion at the Annual Meeting, please submit your question to sferguson@g.bank by Wednesday, July 30, 2025 at 5:00 p.m., Pacific Time.

The enclosed Notice of 2025 Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting we will also report on the Company’s results of operations. Also enclosed for your review is the Company’s Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

Only stockholders of record at the close of business on June 13, 2025, the record date, will be entitled to receive notice of and to vote at the Annual Meeting. It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend virtually. Please complete, sign and date the enclosed proxy card and return it as soon as possible in the postage-paid envelope provided so that your shares will be represented at the Annual Meeting. Alternatively, you may vote via the Internet or by telephone. Instructions and applicable deadlines for voting via the Internet or by telephone are set forth on the enclosed proxy card. You may revoke your proxy at any time before its exercise, and you may attend the Annual Meeting and vote virtually, even if you have previously returned your proxy card or voted via the Internet or by telephone. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder and to register in advance to vote virtually at the Annual Meeting.

We thank you for your prompt attention to this matter and appreciate your support.

Sincerely,

Edward M. Nigro
Executive Chairman

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9115 W. Russell Rd., Ste. 110

Las Vegas, Nevada 89148

(702) 851-4200

July 2, 2025

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To the stockholders of GBank Financial Holdings Inc.:

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of GBank Financial Holdings Inc. (the “Company”) will be held solely by means of remote communications on Friday, August 1, 2025 at 2:00 p.m., Pacific Time, for the following purposes:

1.

To elect three (3) Class III directors to serve on the Company’s board of directors until the Company’s 2028 annual meeting of stockholders or each until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal from office;

2.	To ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

In accordance with Nevada law and the Bylaws of the Company, and in order to provide expanded access, improved communication and cost savings for our stockholders, we are holding our Annual Meeting in a virtual meeting format only. You will not be able to attend the Annual Meeting in-person.

We believe that hosting a virtual Annual Meeting will also enable more of our stockholders to attend and participate in the Annual Meeting since our stockholders can participate from any location around the world with internet access. Stockholders may attend and participate in the Annual Meeting by means of remote communication by logging onto the virtual meeting platform at https://us02web.zoom.us/j/85617829948?pwd=c2JXOXdKaGEyeGczeHBJZlI0RFNUQT09 with the Zoom video conference ID of 856 1782 9948 and the Zoom meeting password of 066066. You may vote during the Annual Meeting by following the instructions available on the meeting website during the Annual Meeting. Those planning to participate in the Annual Meeting should connect to the virtual meeting platform at least 15 minutes prior to the start of the Annual Meeting. If you would like to ask a question for discussion at the Annual Meeting, please submit your question to sferguson@g.bank by Wednesday, July 30, 2025 at 5:00 p.m., Pacific Time.

Only stockholders of record at the close of business on June 13, 2025, the record date, will be entitled to receive notice of and to vote at the Annual Meeting. It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend virtually. Please complete, sign and date the enclosed proxy card and return it as soon as possible in the postage-paid envelope provided so that your shares will be represented at the Annual Meeting. Alternatively, you may vote via the Internet or by telephone. Instructions and applicable deadlines for voting via the Internet or by telephone are set forth on the enclosed proxy card.

By Order of the Board of Directors,

Edward M. Nigro
Executive Chairman

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Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders To Be Held on August 1, 2025: electronic copies of the Notice of 2025 Annual Meeting of Stockholders, the proxy statement, and our 2024 Annual Report to Stockholders are available at https://www.gbankfinancialholdings.com/annual-meeting and on the “SEC Filings” page of the Company’s Investor Relations website at www.gbankfinancialholdings.com.

Your Vote is Important

A proxy card is included with this Proxy Statement. Whether or not you plan to attend the Annual Meeting by means of remote communication, please vote by completing, signing and dating the proxy card and promptly mailing it or via the Internet pursuant to the instructions provided on the enclosed proxy card. You may revoke your proxy card in the manner described in the Proxy Statement at any time before it is exercised. See “About the Annual Meeting” for more information on how to vote your shares or revoke your proxy.

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iv

9115 W. Russell Rd., Ste. 110

Las Vegas, Nevada 89148

(702) 851-4200

PROXY STATEMENT FOR

2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 1, 2025

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” “our company,” or the “Company” refer to GBank Financial Holdings Inc., a Nevada corporation, and its consolidated subsidiaries; references to “the Bank” or “our Bank” refer to GBank, a wholly-owned subsidiary of the Company. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of outstanding shares of our voting common stock, par value $0.0001 per share (the “common stock”).

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (“Board” or the “Board of Directors”) of the Company to be used at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held solely by means of remote communications on August 1, 2025 at 2:00 p.m., Pacific Time, and any adjournment(s) or postponement(s) thereof, for the purposes set forth in this proxy statement and the accompanying Notice of 2025 Annual Meeting of Stockholders. We anticipate that the accompanying Notice of 2025 Annual Meeting of Stockholders and this Proxy Statement will begin being mailed to stockholders on or about July 2, 2025. You should read the entire Proxy Statement carefully before voting.

Important Notice Regarding Internet Availability of Proxy Materials for the 2025 Annual Meeting

Pursuant to the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”), the Company is providing access to its proxy materials both by sending you a full set of proxy materials and making copies of these materials available on the Internet on the “SEC Filings” page of the Company’s Investor Relations website, available at www.gbankfinancialholdings.com. Additionally, you may access the Company’s proxy materials at https://www.gbankfinancialholdings.com/annual-meeting, free of charge. Stockholders are encouraged to access and review the proxy materials before voting. The website https://www.gbankfinancialholdings.com/annual-meeting will also have directions to attend the Annual Meeting and vote by means of remote communication.

SPECIAL NOTE REGARDING ATTENDANCE AND PARTICIPATION

BY MEANS OF REMOTE COMMUNICATION

The Annual Meeting will be held in a virtual meeting format only, in accordance with Nevada law and the Bylaws of the Company (as amended, the “Bylaws”). Stockholders may attend and participate in the Annual Meeting by means of remote communication by logging onto the virtual meeting platform at https://us02web.zoom.us/j/85617829948?pwd=c2JXOXdKaGEyeGczeHBJZlI0RFNUQT09 with the Zoom video conference ID of 856 1782 9948 and the Zoom meeting password of 066066. Stockholders may only attend and participate in the annual meeting by means of remote communication. Stockholders will not be able to attend the Annual Meeting physically. Those planning to participate in the Annual Meeting should connect to the virtual meeting platform at least 15 minutes prior to the start of the Annual Meeting.

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MATTERS TO BE CONSIDERED

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of 2025 Annual Meeting of Stockholders, including the following purposes:

1.

To elect three (3) Class III directors to serve on the Company’s board of directors until the Company’s 2028 annual meeting of stockholders or each until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal from office;

2.	To ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

You may be asked to vote on other matters that may properly be submitted to a vote at the Annual Meeting. The Company could adjourn or postpone the meeting for the purpose, among others, of allowing additional time to solicit proxies.

WHO CAN VOTE

The Board has fixed the close of business on June 13, 2025 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. Accordingly, only holders of record of Company common stock as of the close of business on the record date will be entitled to vote at the Annual Meeting. Each holder of record of the Company’s outstanding common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. As of the record date, 14,042,011 shares of Company voting common stock were outstanding.

HOW TO ATTEND THE ANNUAL MEETING

If you were a stockholder of record as of the close of business on June 13, 2025, the record date for the Annual Meeting, then you are entitled to attend and to vote at the Annual Meeting. To attend the Annual Meeting, you must log onto the virtual meeting platform at https://us02web.zoom.us/j/85617829948?pwd=c2JXOXdKaGEyeGczeHBJZlI0RFNUQT09 with the Zoom video conference ID of 856 1782 9948 and the Zoom meeting password of 066066.

The virtual meeting platform is fully supported across browsers (Chrome, MS Edge, Firefox and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong internet connection wherever they intend to participate in the meeting. Those planning to participate in the Annual Meeting should connect to the virtual meeting platform at least 15 minutes prior to the start of the Annual Meeting. For further assistance, should you need it, you may call Shauna Ferguson, SVP and Director of Executive Operations, at (702) 851-4208.

HOW TO VOTE

You may vote your shares of common stock either by means of remote communication or by proxy. The process for voting your shares depends on how your shares are held as described below. If you are a record holder on the record date for the Annual Meeting, you may vote by proxy or you may attend the Annual Meeting and vote by means of remote communication. If you are a record holder and want to vote your shares by proxy, you may vote using any of the following methods:

•

indicate on the proxy card applicable to your common stock how you want to vote and sign, date and mail your proxy card in the enclosed pre-addressed postage-paid envelope as soon as possible to ensure that it will be received in advance of the Annual Meeting;

•	go to the website www.investorvote.com/GBFH and follow the instructions for Internet voting on that website; or

•	vote over the telephone by following the instructions in the proxy card.

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The Company must receive your vote no later than the time the polls close for voting at the Annual Meeting for your vote to be counted at the Annual Meeting. Please note that Internet and telephone voting will close at 5:00 p.m., Pacific Time, on July 31, 2025.

Voting your shares by proxy will enable your shares of common stock to be represented and voted at the Annual Meeting if you do not attend the Annual Meeting and vote your shares by means of remote communication. By following the voting instructions in the materials you receive, you will direct the designated persons (known as “proxies”) to vote your common stock at the annual meeting in accordance with your instructions. The board has appointed T. Ryan Sullivan to serve as the proxies for the Annual Meeting. If you vote by Internet or telephone, you do not have to return your proxy or voting instruction card. Please note, no proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy.

If your shares of common stock are held in “street name,” your ability to vote over the Internet depends on your broker’s voting process. You should follow the instructions on your broker’s or intermediary’s voting instruction card.

To vote the shares that you hold in “street name” by means of remote communication at the Annual Meeting, you must provide to the Company in advance of the Annual Meeting a legal proxy from your broker, bank or other nominee, (1) confirming that you were the beneficial owner of those shares as of the close of business on the record date, (2) stating the number of shares of which you were the beneficial owner that were held for your benefit at that time by that broker, bank or other nominee, and (3) appointing you as the record holder’s proxy to vote the shares covered by that proxy at the Annual Meeting. If you fail to provide the Company a nominee-issued proxy prior to the Annual Meeting, you will not be able to vote your nominee-held shares by means of remote communication at the Annual Meeting.

If you hold your shares through an intermediary, such as a bank or broker (i.e., in “street name”), it is critical that you cast your vote if you want it to count in the election of directors (Proposal 1). Current regulations restrict the ability of your bank, broker or other holder of record to vote your shares in the election of directors and certain other matters on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other holder of record on how to vote in the election of directors, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your bank, broker or other holder of record, however, does continue to have discretion to vote any shares for which you do not provide instructions on how to vote on the ratification of the appointment of RSM US LLP as the independent registered public accounting firm of the Company (Proposal 2). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournment(s) or postponement(s) thereof. You may revoke your proxy or change your voting instructions at any time before your shares are voted at the Annual Meeting by:

•

delivering to the Company prior to the Annual Meeting a written notice of revocation addressed to: GBank Financial Holdings Inc. at 9115 W. Russell Rd., Ste. 110, Las Vegas, Nevada 89145, Attn: Shauna Ferguson, SVP and Director of Executive Operations;

•

completing, signing and returning a new proxy card with a later date than your original proxy card, prior to such time that the proxy card for any such holder of common stock must be received, and any earlier proxy will be revoked automatically;

•	logging onto the Internet website specified on your proxy card in the same manner you would to submit your proxy electronically and following the instructions indicated on the proxy card; or

•

attending the Annual Meeting and voting by means of remote communication, and any earlier proxy will be revoked. However, attending the Annual Meeting without voting by means of remote communication will not revoke your proxy.

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If your shares are held in “street name” and you desire to change any voting instructions you have previously given to the record holder of the shares of which you are the beneficial owner, you should contact the broker, bank or other nominee holding your shares in “street name” in order to direct a change in the manner your shares will be voted.

QUORUM

A quorum will be present at a meeting of stockholders if the holders of shares having a majority of the voting power represented by all of the issued and outstanding shares entitled to vote at the meeting are present by means of remote communication or represented by proxy at the Annual Meeting. Each record holder of shares of common stock is entitled to one vote for each share of common stock registered, on the record date, in such holder’s name on the books of the Company on all matters to be acted upon at the Annual Meeting. Holders of common stock do not have cumulative voting rights. Attendance and participation by stockholders via remote communication constitutes presence for the determination of a quorum for the Annual Meeting. Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum.

VOTE REQUIRED FOR EACH PROPOSAL

As to the election of directors, a stockholder may vote FOR any nominee proposed by the Board or WITHHOLD authority to vote for any nominee being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the Annual Meeting.

As to the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm, a stockholder may: (1) vote FOR the proposal; (2) vote AGAINST the proposal; or (3) ABSTAIN from voting on such proposal. The affirmative vote of a majority of the votes cast on the matter at the Annual Meeting is required to ratify the appointment of RSM US LLP as the independent registered public accounting firm for the year ending December 31, 2025. Broker non-votes and abstentions are voted neither “for” nor “against,” and have no effect on the vote.

RECOMMENDATION OF THE BOARD

The Board has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board unanimously recommends that you vote your shares as follows:

Proposal 1—

FOR the election of the three (3) nominees for Class III directors to serve on the Company’s board of directors until the Company’s 2028 annual meeting of stockholders or until their respective successor or successors are duly elected and qualified or until their earlier death, resignation or removal from office; and

Proposal 2—	FOR the ratification of the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025.

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PROPOSAL 1—ELECTION OF DIRECTORS

Number of Directors; Terms of Office

The Company’s Board is currently comprised of ten (10) members. Our Bylaws provide that the number of members of board of directors of the Company shall not be less than five (5) nor more than twenty five (25). In the event that the authorized number of directors shall be fixed at nine (9) or more, the Board shall be divided into three classes: Class I, Class II, and Class III, each consisting of a number of directors as nearly as practicable to one-third of the total number and directors. In the event that the authorized number of directors shall be fixed with at least four (4), but less than nine (9), the Board shall be divided into two classes, designated Class I and Class II, each consisting of one-half of the directors or as close an approximation as possible.

Because the number of members of the Board is fixed at ten (10), the Board is divided into three classes: Class I, Class II, and Class III. Class I Directors are currently serving a term expiring at the annual meeting of stockholders to be held in 2026. Class II Directors are currently serving a term that will expire at the annual meeting of stockholders to be held in 2027. Class III Directors are currently serving a term that will expire at this year’s Annual Meeting.

If elected, the below-listed Class III nominees will serve for a term commencing on the date of the Annual Meeting and continuing until the 2028 annual meeting of stockholders of the Company or until each person’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal from office. Each of the nominees listed below is currently serving as a Class III director of the Company.

Nominees for Election as Class III Directors

The following table sets forth the name, age as of December 31, 2024, and positions with the Company for each nominee for election as a Class III director of the Company:

Name of Nominee	Age	Position	Director Since
Kathryn S. Lever	56	Director	2019
Todd A. Nigro	57	Director	2020
Alan C. Sklar	65	Director	2017

Kathryn S. Lever – Director Since 2019 – Age 56.  Kathryn S. Lever has served as a director since April, 23, 2019. Ms. Lever serves as General Counsel, Chief Privacy Officer and Corporate Secretary to Great Canadian Gaming Corporation, a portfolio company of Apollo Global Management and the largest casino enterprise in Canada. She has held pivotal positions as Chief Legal Officer or General Counsel to some of the gaming industry’s most dominant entities, including Scientific Games (NASDAQ:SGMS) and its acquired entities, Bally Technology (NYSE:BYI) and SFHL Entertainment (NASDAQ:SHFL), where she spearheaded the legal strategy for more than $6.4B in strategic mergers and acquisition. In her capacity as General Counsel & EVP at the $4.3 billion Baha Mar luxury resort and casino, Ms. Lever established the foundational structure for legal, regulatory, compliance, and surveillance functions. Ms. Lever was previously the first general counsel of Everi Payments Inc. (NYSE:EVRI), guiding the organization through its initial listing on the NYSE, as well as partner in the Las Vegas office of Shreck Brignone Godfrey, prior to its merger as Brownstein Hyatt Farber Shreck. Beyond the gaming industry, she has applied her multifaceted expertise in FinTech, corporate law, and risk management as a Director and Chair of the Audit Committee at GBank Financial Holdings Inc., and as an independent Director of GeoComply Solutions, an international leader in geolocation compliance, fraud prevention and cybersecurity solutions. Ms. Lever is committed to philanthropic engagement within with her industry and community and has been an Adjunct Professor and member of the Gaming Law Advisory Board at the UNLV William S. Boyd School of Law, a Board Member and Advisory Member of Global Gaming Women, a Counsellor and former President of the International Association of Gaming Advisors, a committee member of the William Hill USA Charitable Foundation, and Chair of the Executive Committee of the Southern Nevada Chapter of Go Red for Women.

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Todd A. Nigro – Director Since 2020 – Age 57. Todd A. Nigro has served as the Vice Chairman of the Board since August 27, 2024, as Secretary since April 23, 2025, and as a director since December 8, 2020, and as a member of the Board of Directors of GBank since March 28, 2017. Mr. Nigro owns and operates companies in the development, construction, asset management, and gaming and hospitality businesses. As President of Nigro Development LLC, Mr. Nigro focuses his energy on providing a comprehensive solution to the development, construction, leasing, and management of many different types of commercial real estate assets ranging from master-planned business parks, neighborhood shopping centers, boutique hotels, specialized medical buildings, and neighborhood taverns with both restaurant and gaming operations. Mr. Nigro maintains contractors, real estate brokerage, property management, and liquor and gaming licenses in the State of Nevada. He has served as both Chairman and a Board Member of Habitat for Humanity Las Vegas, Inc., a non-profit organization that provides home ownership opportunities for low-income families. He also has served as both Chairman and a Member of the City of Las Vegas Planning Commission and has developed affordable housing in the Downtown Redevelopment Area through a public/private partnership with the City of Las Vegas. Prior to returning to Las Vegas in 1991, Mr. Nigro worked in the investment banking industry for Salomon Brothers Inc. as a financial analyst in the Corporate Finance Department. Mr. Nigro graduated in 1990 with a Bachelor of Science with a dual emphasis in both Finance and Entrepreneurship from the University of Southern California School of Business.

Alan C. Sklar – Director Since 2017 – Age 65. Alan C. Sklar has served as a director since December 5, 2017, and as a member of the Board of Directors of GBank since July 24, 2007. Mr. Sklar is a principal in Sklar Williams PLLC, which he founded in 1995. He has practiced corporate, securities, real estate, healthcare, and commercial law since the early 1980s. Mr. Sklar previously practiced law at Mitchell Silberberg & Knupp and Warren Clark & Sklar in Los Angeles, and Gordon & Silver in Las Vegas, was Managing Director of a New York-based private equity firm, and co-founded Nevada-based accountable care organization Silver State ACO. In addition to his service on the Boards of Directors of GBank and GBank Financial Holdings Inc., Mr. Sklar is a member of the Board of Directors of numerous private for-profit corporations and of the Advisory Board of Battle Born Ventures (the State of Nevada’s venture capital investment vehicle). Mr. Sklar is a graduate of the University of Pennsylvania’s College of Arts & Science (Summa Cum Laude) and School of Law, is a member of Phi Beta Kappa and other honorary societies, and has published several articles on corporate, securities, real estate, and commercial law for the Practising Law Institute and other publications. He is admitted to the state bars of Nevada and California.

Election Procedures

Assuming the presence of a quorum at the annual meeting, the directors will be elected by a plurality of the votes cast at the Annual Meeting. This means that the three (3) nominees receiving the highest number of votes will be elected. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect of the election of the nominees. In accordance with the Company’s articles of incorporation, stockholders are not entitled to cumulate their votes in the election of directors (or for any other decision).

Shares represented by proxy will be voted in accordance with instructions. In the absence of instructions to the contrary, completed proxy cards that do not specify how shares should be voted with respect to the election of directors will be voted FOR the election of each Class III nominee listed above.

If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board. Alternatively, in lieu of designating a substitute, the Board may reduce the number of directors of the Company. The Board has no reason to believe that any of the Class III nominees listed above will be unavailable to serve as a director. All of the Class III nominees listed above have consented to being named herein and to serve if elected.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF

THE THREE (3) CLASS III NOMINEES LISTED ABOVE FOR ELECTION TO THE BOARD.

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PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Audit Committee has approved the engagement of RSM US LLP to be its independent registered public accounting firm for the year ending December 31, 2025. At the Annual Meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of RSM US LLP for the year ending December 31, 2025.

Pursuant to the recommendation of the Audit Committee of the Board (the “Audit Committee”), the Board has appointed RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025. The Board is seeking stockholder ratification of the appointment of RSM US LLP for the 2025 fiscal year. Stockholder ratification of the selection of RSM US LLP as our independent registered public accounting firm for the 2025 fiscal year is not required by our governing documents, state law or otherwise. However, the Board is submitting the selection of RSM US LLP to our stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee may consider this information when determining whether to retain RSM US LLP for future services. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if it is determined that such a change would be in the best interests of the Company.

At the Annual Meeting, stockholders will be asked to consider and act upon a proposal to ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025. Assuming a quorum is present, the ratification of such appointment will require the affirmative vote of the majority of the shares entitled to vote and represented by means of remote communication or by proxy. Shares represented by proxy will be voted in accordance with instructions. In the absence of instructions to the contrary, completed proxy cards that do not specify how shares should be voted with respect to the ratification of the appointment of RSM US LLP will be voted FOR the ratification.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF

RSM US LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

THE YEAR ENDING DECEMBER 31, 2025.

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CORPORATE GOVERNANCE

General

Our Board has set the number of directors for the Company at ten (10). In the event that the authorized number of directors shall be fixed at nine (9) or more, the Board shall be divided into three classes: Class I, Class II, and Class III, each consisting of a number of directors as nearly as practicable to one-third of the total number and directors, serving staggered three-year terms. One-third of our board of directors is elected by our stockholders at each annual meeting of stockholders for a term of three years, and the elected directors hold office until their successors are elected and qualified or until their earlier death, resignation or removal from office.

Continuing Directors

A brief description of the background of each of our continuing Class I and Class II directors, together with the experience, qualifications, attributes or skills that caused our board of directors to determine that the individual should serve as a director, is set forth below. Similar information for each of Kathryn S. Lever, Todd A. Nigro and Alan C. Sklar, as Class III directors, who has each been nominated to serve in such role, has been provided above.

Continuing Class I Directors with Terms Ending in 2026

T. Ryan Sullivan – President and Chief Executive Officer – Director Since 2017 – Age 50. T. Ryan Sullivan has served as a director since December 5, 2017, and as a member of the Board of Directors at GBank since January 25, 2011, and has served as President/Chief Executive Officer of the GBank since July 2013, and of the Company since December 2017. In January 2025, and for the third consecutive year, OTCQX ranked GBFH in its OTCQX Best 50 based on prior year total return and average dollar volume growth, a list that spans over 600 companies of all sizes, industries, and geographic regions, from well-capitalized US community banks to large cap global brands. Under his direction, GBank was recognized by S&P Capital IQ in its Top 100 Best-Performing Community Banks for six consecutive years (2016-2022). In 2025, GBFH began trading on the NASDAQ, marking a significant milestone in the company’s evolution. Mr. Sullivan has 26 years of commercial banking experience. He was the Bank’s original Chief Financial Officer and served in that capacity from inception in September 2007 through July 2013, when he was named President/Chief Executive Officer. He has served as a Bank Director since January 2011. Mr. Sullivan has provided organizational oversight for the Risk Management, Sales Production Management, Accounting/Finance, Credit and Lending Administration, Deposit Operations, Information Technology/Cybersecurity, Community Reinvestment, Gaming FinTech, and Investment functions. Previously, Mr. Sullivan served as the Chief Financial Officer of Alliance Bank of Arizona, a $650 million statewide commercial bank at the time of departure, where he had responsibilities including active balance sheet portfolio management, serving as Chairman of the Asset/Liability Committee, and managing Audit and Risk Management functions of the bank while coordinating organizational compliance with Sarbanes-Oxley requirements. Additionally, he provided management and oversight for Deposit Operations, Information Technology and Human Resources/Payroll functions. Mr. Sullivan joined Alliance Bank at its inception in 2003 as its original Chief Financial Officer after working with Bank of Nevada (formerly BankWest of Nevada) in numerous lending, accounting/finance, and operational capacities. Mr. Sullivan previously served as the Chairman of the Board of the Nevada Bankers Association. Mr. Sullivan attained his Bachelor of Science degree in Finance from UNLV and was also an honors graduate of Pacific Coast Banking School at University of Washington.

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William (Bill) J. Hornbuckle – Director Since 2019 – Age 67. William (Bill) J. Hornbuckle has served as a director since January 22, 2019. Mr. Hornbuckle is Chief Executive Officer (CEO) and President of MGM Resorts International (NYSE: MGM), an S&P 500® global entertainment company featuring iconic hotels and casinos, meeting and conference spaces, live and theatrical entertainment experiences, and an array of restaurant, nightlife, and retail offerings across the globe. MGM Resorts’ portfolio includes some of the most recognizable resort brands in the industry, such as Bellagio, MGM Grand, ARIA, Mandalay Bay, and Borgata. As CEO, Mr. Hornbuckle oversees all aspects of MGM Resorts’ strategy, operations, and hospitality and gaming development projects. He leads the company’s global development efforts and its digital gaming strategy. He also successfully steered the company through the COVID-19 pandemic, overcoming numerous challenges including the closure of operations, tightly restricted re-openings, and new health and safety measures. Mr. Hornbuckle led the strategy and execution of the company’s sale of MGM Growth Properties to Vici Properties, and the acquisition of the remaining share of CityCenter and of The Cosmopolitan of Las Vegas. Mr. Hornbuckle has served as President of MGM Resorts since 2012 and became Chief Operating Officer in 2019. He led MGM Resorts’ domestic and international expansion efforts, including the development of resorts in National Harbor, MD, and Macau, and of T-Mobile Arena in Las Vegas. More recently, Mr. Hornbuckle oversaw MGM Resorts’ expansion of entertainment and sports betting through the creation of BetMGM. Additionally, he held the roles of Chief Design and Construction officer and Chief Customer Development Officer. Mr. Hornbuckle has been with MGM Resorts for more than two decades, including time as the company’s Chief Marketing Officer, where he led the creation and launch of the M Life Rewards customer loyalty program. Mr. Hornbuckle’s previous positions with MGM Resorts include: President and Chief Operating Officer of Mandalay Bay, Chief Operating Officer of MGM Resorts International-Europe, and President and Chief Operating Officer of MGM Grand Las Vegas. He has played a key role in expanding Las Vegas’ entertainment and attractions. Mr. Hornbuckle is a board member and President of T-Mobile Arena (a joint venture with AEG) and helped bring Las Vegas its first professional sports team through the establishment of the NHL’s Golden Knights. In 2016, he was appointed to the Clark County Stadium Authority Board, which developed the Las Vegas NFL Stadium Project as part of a successful effort to attract an NFL team, the Raiders, to Las Vegas. He served on this board through 2021, and, during that time, he also helped bring the WNBA team, the Aces, to Las Vegas in 2017. An experienced industry executive, Mr. Hornbuckle started working in Las Vegas as a room service attendant and busboy at the Jockey Club and grew his career through a range of senior management positions at Mirage Resorts. He was President and Chief Operating Officer for Caesars Palace, Las Vegas; President and Chief Operating Officer of the Golden Nugget in Laughlin; Executive Vice President and Chief Operating Officer of Treasure Island; and Vice President of Hotel Operations for The Mirage, which he opened in 1989. Mr. Hornbuckle is a member of MGM Resorts’ Board of Directors and serves as the Chairman of the Board of Directors of MGM China Holdings, which operates resorts in Macau. He was Chairman of the Board of Directors for CityCenter JV (a joint venture with Dubai World), and currently serves as Chairman of the U.S. Travel and Tourism Advisory Board, which advises the U.S. Secretary of Commerce on policy, regulation, programs, and issues that impact the travel and tourism industry in the United States. A long-time resident of Southern Nevada, Mr. Hornbuckle is active in community service. He serves on the Board of Trustees for Three Square Food Bank and the Board of Directors for the Fulfillment Fund. Mr. Hornbuckle endowed a scholarship for students pursuing hospitality degrees at the University of Nevada, Las Vegas (UNLV). He holds a Bachelor of Science degree in Hotel Administration from UNLV.

Charles W. Griege, Jr. – Director Since 2021 – Age 62. Charles W. Griege, Jr. has served as a director since October 20, 2021. Mr. Griege is the founding partner and Chief Investment Officer of Blue Lion Capital (BLC). He has over thirty years of experience in the capital markets and has been investing in bank stocks since 1986. Mr. Griege launched Blue Lion Capital’s Bank Consolidation Fund in April 2011 to capitalize on the significant change in the banking industry following the financial crisis. In addition, Mr. Griege was a founding partner of the CLO Opportunity Fund in 2009. Prior to founding BLC in 2005, Mr. Griege was a partner at Atlas Capital Management, a long/short equity fund. During his four years at Atlas, Mr. Griege helped grow the firm from approximately $50 million in assets to $650 million. Prior to joining Atlas, Mr. Griege spent six years in investment banking, most recently as a Managing Director at SoundView Technology Group. Prior to attending business school, Mr. Griege spent three years working at the Federal Home Loan Bank of Dallas. It was during this period that Mr. Griege worked closely with savings banks in the most troubled region of the U.S. and witnessed the creation of the Resolution Trust Corporation (RTC) to dispose of the assets of failed banks and thrifts. Mr. Griege received an M.B.A. with honors from Columbia Business School in 1990 and a B.A degree from Vanderbilt University in 1985.

A. Lee Finley – Director Since 2017 – Age 77. A. Lee Finley has served as a director since December 5, 2017. Mr. Findlay is the founder of BrandFX Body Company, which employs over 600 people in seven truck body manufacturing plants located in Iowa, Minnesota, Indiana, and Texas. He is the owner and founder of BFX Fire, manufacturer of wild land fire trucks; Pioneer Truckweld, manufacturer of dump trucks and trailers; F&F Composites Manufacturing; FWAM Aircraft Management Company; Touchdown Investments Inc.; ALF Operating Partners Investment Company; Air Shelters USA; and Real Fleet Services, in addition to other minority interests in various diverse businesses. Mr. Finley has served as a Director of GBank since 2013 and GBank Financial Holdings Inc. since its formation in December 2017. Mr. Finley was born in Vancouver, British Columbia, where he attended the University of British Columbia, majoring in economics. He began a lifelong career in the utility equipment business in Vancouver in 1969. Mr. Finley moved to Spokane in 1976, to Las Vegas in 1988, and to Fort Worth in 1990. He became a citizen of the United States of America in 1993. He has been a resident of Fort Worth since 1990, where he participates in numerous community and charitable organizations.

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Continuing Class II Directors with Terms Ending in 2027

Edward M. Nigro – Chairman of the Board – Director Since 2017 – Age 83. Edward M. Nigro, has served as Executive Chairman of the Board at GBank Financial Holdings Inc. since December 5, 2017 and at GBank since July 24, 2007. Mr. Nigro has been actively engaged in the development, ownership, and operation of real estate in Las Vegas since 1979 and as an investor and manager in healthcare and diversified business enterprises since 1984. Nigro Associates, his construction firm, has developed and constructed commercial and residential projects in Nevada, Arizona, Louisiana, Oregon, and California. Mr. Nigro is the President of Omega Industries, Inc., an investment management firm. Mr. Nigro served as a Director and Chairman of the Audit Committee of Western Alliance Bancorporation (a New York Stock Exchange multibank holding company with over $4 billion in assets) and BankWest of Nevada since their inception in 1995 and 1994, respectively, until his resignation in July 2006. Mr. Nigro served as Vice Chairman of the Board of Directors of the First Tee of Monterey County, served as Chairman of the Audit Committee of the Monterey Peninsula Foundation, and served as a member of the Advisory Board of Habitat for Humanity, Las Vegas. From 1993 through its sale in 1996, he was a principal stockholder and the chief executive officer, and a member of the Board of Directors of Prime Holdings, Inc., which was then the largest privately held healthcare delivery concern in Nevada. Previously, he held numerous senior management positions at Del Webb Corporation, including chief operations officer and director for that company’s six hotel-casino properties, with annual revenues in excess of $400 million. Mr. Nigro has served as a member of the Board of Directors of Elsinore Corporation (owner of the Four Queens Hotel & Casino) and of Sierra Nevada Gaming Corporation. Mr. Nigro has also been active in numerous philanthropic organizations, including Boy Scouts of America, the United Way Casino Campaign Division (as its Chairman), the Las Vegas Chamber of Commerce (as its Vice President and Board of Directors member,) the Nevada Resort Association (as a Director and a member of its Executive Committee,) the Variety Club of Las Vegas (as its Chairman,) and the Muscular Dystrophy Association. Mr. Nigro is a graduate of Holy Cross College. He has also served as a Commissioned Officer with the United States Air Force, where he was awarded the Air Medal for Combat Missions in Vietnam, two commendation medals for Meritorious Service, the Vietnam Campaign Medal and other medals and awards.

Michael C. Voinovich – Director Since 2017 – Age 51. Michael C. Voinovich has served as a director since December 5, 2017, and at GBank since April 28, 2015. Mr. Voinovich is Executive Vice President of ECHO Health, Inc. where he oversees the Company’s venture capital and corporate investment portfolios. ECHO Health, Inc. is one of America’s leading payment processing companies. Mr. Voinovich joined ECHO Health, Inc. in 2019 after a 20-year career in financial services, most recently as Managing Director of Investment Banking of Boenning & Scattergood, Inc., specializing in capital raising and in providing merger advisory services for financial services companies. Mr. Voinovich has served as a Director of GBank since 2015 and a Director of GBank Financial Holdings Inc. since its formation in December 2017. Since November 2019, Mr. Voinovich has been a director of RSI, LLC, a highly specialized employment search firm focused on placing neurologists and neurosurgeons across the United States. In May 2020, Mr. Voinovich became a director of Middlefield Banc Corp. (NASDAQ: MBCN) and its wholly owned subsidiary, The Middlefield Banking Company. In August 2020, Mr. Voinovich became a director, and is now chairman, of Anchor Bancorporation, Inc. and its wholly owned subsidiary, Anchor State Bank. Since February 2023, Mr. Voinovich has been a member of the Board of Managers of DPX Payments, LLC, which offers digital payment solutions. Mr. Voinovich is a graduate of John Carroll University with a B.S. in Business Administration.

James K. Sims – Director Since 2020 – Age 78. James K. Sims has served as a director since January 2020. Mr. Sims is a seasoned operator, entrepreneur, and investor with 30+ years of experience in building successful companies and creating shareholder value. He has served as Airgain, Inc.’s Chairman of the Board of directors since November 2003 and previously served as their interim Chief Executive Officer from May 2018 to March 2019, and as their Executive Chairman from October 2018 to March 2019. Mr. Sims accomplishments as an investor and entrepreneur include the founding of Silicon Valley Data Science, a “big data” solutions provider and technology firm, in 2012, and the founding of GEN3 Capital, a private equity fund to invest in technology-rich opportunities, in 2005. Since 2005, through GEN3 Capital and other initiatives Mr. Sims was also instrumental in founding or expanding numerous start-up enterprises, including Airgain, Specialists On Call (telemedicine) and EPAY Systems (distributed labor time and management solution). Mr. Sims also serves or has served on the Boards of public companies such as CTP, EDS, and RSA Securities, and as Chairman of numerous private firms including GEN3 Partners, Silicon Valley Data Bank, Airgain, EPAY Systems, Specialists On Call, Thru, nScaled, Leveler, Black Light Power. Mr. Sims accomplishments as an operator include the founding of GEN3 Partners to focus on the business of corporate innovation in 1999. Leveraging his expertise in consulting, intellectual property and extensive background in the venture community, Mr. Sims also launched several subsidiaries of GEN3 Partners based on technologies developed through its proprietary innovation methodology. Before GEN3, Mr. Sims founded Cambridge Technology Partners in 1991 and led the firm to $625 million in annual revenue, 4,500 employees and international prominence as a leading systems-integration company. CTP pioneered the fixed-price, fixed-time custom application development model for enterprise clients. CTP, then a publicly traded company, was purchased by Novell, Inc. in 2001. Prior to CTP, Mr. Sims founded Concurrent Computer Corp. and as Chairman, President and CEO built CCC to $340 million in annual revenue and 3,500 employees. Concurrent Computer Corp. was the market leader in real-time information systems.

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Executive Officers Who Are Not Directors

Jeffery E. Whicker – Executive Vice President and Chief Financial Officer (GBank) – Age 54.  Jeffery E. Whicker has served as Executive Vice President and Chief Financial Officer at GBank since April 19, 2021. Mr. Whicker has over 20 years of banking experience. Mr. Whicker has overseen the operations of corporate financial systems, mergers and acquisitions, SBA, mortgage and general accounting, profitability measurement, internal auditing, and risk management. Mr. Whicker began his career working in assurance services with Deloitte and Touche where he was able to develop his accounting and finances skills. Prior to joining GBank, Mr. Whicker also served as the Chief Financial Officer of several different banks including Ameriprise Bank, Greystone Bank and West Town Bank and Trust. He has led finance teams in organizations from start-up to $14 billion in net assets. He has led the accounting team through five acquisitions ranging in size from $200 million to $3.3 billion in assets. He served as a founding member of the Board of Directors of the South East Bankers Affinity Group where he also served two terms as President of the organization. He holds a Bachelor of Science Degree in Accounting and an MBA from the University of Utah. He is also a licensed Certified Public Accountant in the state of Utah.

Tara A. Campbell – Executive Vice President and Chief Operating Officer (GBank) – Age 46.  Tara A. Campbell has served the Executive Vice President and Chief Operating Officer of GBank since April 3, 2023, where she plays a pivotal role in steering the organization toward operational excellence and strategic growth. With over 25 years of operational experience in banking, Ms. Campbell has established herself as a visionary leader with a proven track record of driving innovation and efficiency. Before joining GBank in April 2023, Ms. Campbell managed several cross-functional teams as the EVP/Director of Operations for Dallas Capital Bank. She has held several key operational positions at leading financial institutions, managing a variety of teams, including SBA Lending, Deposit Operations, Retail Banking, Loan Operations, Client Services, Treasury Management, and Product Implementation. She has led multiple large-scale projects in her career, including core processor contract negotiations, implementation of Zelle and Real Time Payments©, Paycheck Protection Program, and developed the use of customer relationship management software. Ms. Campbell holds a Bachelor of Science in Finance and a Master of Business Administration from the University of Texas at Dallas.

Nancy M. DeCou – Executive Vice President and Chief Operating Officer (GBank) – Age 67.  Nancy M. DeCou has served as Executive Vice President and Chief SBA Officer of GBank since May 1, 2015. Ms. DeCou is a veteran of the banking industry with over 40 years of commercial banking experience. Most recently, Ms. DeCou served as Chief Credit Officer of First Security Bank of Nevada and, previously, as Chief Credit Officer of Partners Bank of California in Mission Viejo, and as Chief Credit Officer of Desert Community Bank in Victorville, California. She has established SBA Lending Departments at multiple banks and received SBA Preferred Lender Program (“PLP”) status for each. As a champion of small business lending and government guaranteed lending programs, Ms. DeCou has been honored as SBA Financial Services Advocate of the Year and was recipient of the Spirit of the Entrepreneur Award from California State University in San Bernardino. Ms. DeCou is active with the National Association of Government Guaranteed Lenders (“NAGGL”), has served on their National Education Committee. In addition to receiving a Congressional Honors Award for Promotion of Small Business Lending, she also previously served as Vice-Chairman for the Enterprise Funding CDC in Redlands, California. Ms. DeCou was a graduate of Pacific Coast Banking School at University of Washington, where she later served as Alumni Associate Director of Faculty.

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David J. Fersdahl – Executive Vice President/Card and Payments (GBank) – Age 49. David J. Fersdahl has served as Executive Vice President/Card and Payments of GBank since April 28, 2020. Mr. Fersdahl has over 25 years of Banking and Credit Card experience and led the launch of the GBank Credit Card Product in 2022. In his role, he supports GBank’s position as a leading bank for the Gaming and Fintech industries by developing the first Visa Credit Card catering to the gaming industry. Prior to his current role, Mr. Fersdahl served as the GBank’s Chief Risk Officer after joining what was then Bank of George in April 2020. Before GBank, Mr. Fersdahl was President and Vice-Chairman of USAA Savings Bank (“USB”) in Las Vegas, NV. At the time, USB was a $15B+ industrial loan company owned by USAA Federal Savings Bank (“FSB”) and issued over 6 million Credit Cards to military members and their families. As President of USB and as Executive Director, Credit Risk Management at FSB, Mr. Fersdahl helped manage the USAA Credit Card portfolio through the Great Recession and into a period of steady growth while maintaining some of the lowest loss rates in the industry. Mr. Fersdahl also led USAA’s conversion of 14 million debit and credit cards from Mastercard to Visa. Prior to USAA, Mr. Fersdahl has held various Risk Management roles at JPMorgan Chase, 1st Financial Bank USA, and Citibank. Mr. Fersdahl holds a Bachelor of Arts degree in Political Science and Business Administration from Augustana University, has a Juris Doctorate from the University of South Dakota and is a member of the State Bar of South Dakota. In the Las Vegas community, Mr. Fersdahl is a former Vice President of the Nevada Bankers Association and a current board member (Former Chairman) of the YMCA of Southern Nevada.

Keith F. Jarvis – Executive Vice President/Chief Credit Officer (GBank) – Age 70. Keith F. Jarvis has served as Executive Vice President and Chief Credit Officer of GBank since November 2, 2015. Mr. Jarvis has managed lending portfolios aggregating over $900 million in a variety of credit product types and structures. Prior to joining the Bank, for 13 years Mr. Jarvis served as Senior Vice President for Bank of Nevada, where he managed and originated a commercial real estate loan portfolio in excess of $125 million. Mr. Jarvis also managed and contributed to that bank’s ALLL methodology, closely monitored all related credit administration issues, and directed risk management criteria. Previously, Mr. Jarvis worked for the Commercial Real Estate Service Group of Bank of America and also held related positions at California Commerce Bank and Wells Fargo Bank in San Diego, California as well as First Interstate Bank in Phoenix, Arizona. He has served as Executive Director for the LDS Bishop Storehouse Southern Nevada region. Mr. Jarvis is a former instructor at the UNLV Lied Institute of Real Estate Studies and he received a Bachelor of Arts degree at Southern Utah University as well as a Masters of Business Administration degree from University of Phoenix.

Scot M. Levine – Executive Vice President and Chief Risk Officer (GBank) – Age 47. Scot M. Levine has served as Executive Vice President and Chief Risk Officer of GBank since April 29, 2024. Mr. Levine has a proven track record of developing, testing, and maturing financial institutions’ (both big and small) risk management and compliance programs. He received his undergraduate degree at the University of Arizona, his Juris Doctorate at the John Marshall Law School (now UIC) and was admitted to the Illinois Bar in 2010. He has over 14 years of experience working within and advising consumer and commercial financial institutions, including Experian, BMO Harris Bank, Discover Bank, Credit One Bank, and KPMG LLP. He is a seasoned Compliance and Risk Officer with an expertise in Risk Management, Compliance Management Systems, Enterprise Risk Management, lending, deposits, privacy, and marketing (including digital) regulations.

Shouvik K. Ray – Executive Vice President and Chief Information & Technology Officer (GBank) – Age 51. Shouvik K. Ray has served as Executive Vice President and Chief Information & Technology Officer of GBank since March 21, 2022. Mr. Ray has over 25 years of extensive cross-functional Banking experience with demonstrated thought leadership in Technology, Cybersecurity, Risk Management, Fintech, Outsourcing, Payments, and Vendor (Third-Party) Management. Shouvik has been pivotal to the transformation at GBank modernizing the technology stack and streamlining business processes since 2022, driving customer experience, revenue growth and operational efficiency through innovation and a continuous improvement culture. Key initiatives he has led at GBank include Migration to a new Core Banking system, Migration to Cloud infrastructure, designing and developing a centralized DataMart & Business Intelligence Suite, Cards product development, implementing API strategy, streamlining Third Party Risk Management, and Technology & Cybersecurity Governance, Risk and Compliance. Prior to joining GBank, Shouvik led the IT, Information Security, Technology Risk, and Vendor Management functions at Westamerica Bank. He has previously seeded and developed functions and managed large international teams and initiatives for Global Banks including HSBC and BNP Paribas in the roles of SVP/Head of Global IT Services, Head of Global Software Development Supply Chain Management, Head of Technology Vendor Management, Head of R&D Center, Program Manager, Client Engagement Manager, Business Analyst, and Functional Architect. He began his career in software development and management consulting for Financial Services, Telecom and Energy sectors. Shouvik has a Bachelor of Technology degree in Electronics & Communication Engineering from National Institute of Technology, India, and an MBA from École Des Ponts Business School, Paris.

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Board Meetings

The Company Board met five (5) times and the Bank Board met ten (10) times during the fiscal year ended December 31, 2024. No director attended fewer than 75% of the total number of Board meetings and committee meetings on which he or she served (during the period in which he or she served) that were held during the fiscal year ended December 31, 2024, excluding Kathryn S. Lever.

Attendance at Annual Meetings of Stockholders

The Company does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. Edward M. Nigro and T. Ryan Sullivan attended the 2024 Annual Meeting of Stockholders.

Board Independence

Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of “independent directors,” as defined by Nasdaq rules, within one (1) year of listing. The rules of the Nasdaq Global Select Market, as well as those of the SEC, also impose several other requirements with respect to the independence of our directors.

Our Board has undertaken a review of the independence of each director based upon the rules of the Nasdaq Stock Market and the SEC, and has considered the relationships that each director has with the Company, including the transactions described under the section “Certain Relationships and Related Party Transactions” in this Proxy Statement. Applying these standards, and based on information provided by each director concerning his background, employment and affiliations, our Board has determined that each of A. Lee Finley, Charles W. Griege, Jr., William J. Hornbuckle, Kathryn S. Lever, James K. Sims and Michael C. Voinovich is an independent director, as defined under the applicable rules, and do not have a relationship that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. The Board further determined that each of Edward M. Nigro, Todd A. Nigro and T. Ryan Sullivan does not qualify as an independent director because each is an executive officer of the Company or is a family member of an executive officer of the Company.

In making such determination, our Board considered the relationship that such non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining his independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Leadership Structure

The positions of Executive Chairman and Chief Executive Officer are held by different individuals. The Executive Chairman provides direction and guidance to the Chief Executive Officer, is active in setting the agenda for Board meetings and presides over meetings of the Board. The Chief Executive Officer is integral in setting the strategic direction for the Company and the day-to-day leadership and performance of the Company. As required by Nasdaq rules and as determined by the Board, the Audit, Compensation, and Nominating and Governance Committees are comprised solely of directors who are independent as defined by Nasdaq rules.

Board’s Role in Risk Management and Oversight

The Board of Directors is responsible for overseeing our risk management. The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of executive management on areas of material risk to the Company, including operational, financial, credit, legal, regulatory, strategic, and reputational risks. The Board helps ensure that management is properly focused on risk by, among other things, reviewing and discussing these reports with the appropriate “risk owner(s)” within management as well as the Company’s risk identification, risk management and risk mitigation strategies. Board committees also have responsibility for risk oversight in specific areas. The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements that may have a material impact on the Company’s financial statements, evaluation of the independent auditors’ qualifications and independence, and review of the performance of its internal audit and financial risk assessment function and independent auditors. The Nominating and Corporate Governance Committee oversees the nomination process and evaluation of the Board and is responsible for overseeing our corporate governance principles. The Compensation Committee assesses and monitors risks in our compensation program. When a committee receives a report from executive management, the Chairman of the relevant committee reports on the discussion between the committee and management to the full Board at the next Board meeting. This enables the Board and its committees to coordinate their risk oversight responsibilities, particularly with respect to risk interrelationships.

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Committees of the Board

We conduct business through meetings of the Company’s Board and its committees. The Boards of Directors of the Company and the Bank have established the standing committees discussed below.

Standing Committees of the Company’s Board. The standing committees of the Company’s Board include an Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each of these committees operates under a written charter available on the Company’s Investor Relations website, www.gbankfinancialholdings.com, under the “Investor Strategies—Corporate Governance” tab. The charter governs the committees’ composition, responsibilities, and operations.

The following table provides the membership of those committees:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Edward M. Nigro
Todd A. Nigro
T. Ryan Sullivan
A. Lee Finley	X		X
Charles W. Griege, Jr.	X	X	X
William (Bill) J. Hornbuckle			X*
Kathryn S. Lever	X*		X
James K. Sims		X	X
Alan C. Sklar
Michael C. Voinovich		X*	X

*Denotes Chairperson.

Other Committees.  In addition to our Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee, our Board currently have a Gaming FinTech Committee (chaired by James K. Sims, vice-chaired by Michael C. Voinovich). The board of directors of the Bank currently has the following additional committees:  (i) Asset-Liability Committee (chaired by Jeffery E. Whicker, GBank Chief Financial Officer); (ii) Community Reinvestment Act & Corporate Giving Committee (chaired by Scot M. Levine, GBank Chief Risk Officer); and (iii) Board Loan Committee (chaired by Keith F. Jarvis, GBank Chief Credit Officer).

Each of the Company’s and the Bank’s Board of Directors may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and its corporate governance documents.

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Audit Committee.

The Company has a separately designated standing Audit Committee as required by the rules of the Nasdaq Stock Market. The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements that may have a material impact on the Company’s financial statements, evaluation of the independent auditors’ qualifications and independence, and review of the performance of its internal audit and financial risk assessment function and independent auditors. The Audit Committee met four (4) times during the year 2024.

The Audit Committee has adopted a written charter that among other things, specifies the scope of its authority and responsibilities. The responsibilities of the Audit Committee include, among other things, to:

•	approve and retain the independent auditors to conduct the annual audit of our financial statements;

•	review the proposed scope and results of audits;

•	review and approve transactions between us and our directors, officers, and affiliates;

•	reviews disclosure controls and procedures, internal controls, the internal audit function and corporate policies with respect to financial information;

•	recognize and prevent prohibited non-audit services; and

•	establish procedures for complaints received by us regarding accounting matters.

Our Audit Committee is chaired by Kathryn S. Lever (Company Director). The other members of the Audit Committee are A. Lee Finley (Company Director) and Charles W. Griege, Jr. (Company Director). The Audit Committee works closely with management as well as the Company’s independent auditors. The Audit Committee has the authority to obtain advice and assistance from and receive appropriate funding to engage outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

The Audit Committee is composed solely of members who satisfy the applicable independence and other requirements of the SEC and Nasdaq for audit committees and all such members have been determined to be independent by the Board. The Audit Committee has determined that director Kathryn S. Lever and Charles W. Griege, Jr. each qualify as an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC.

Audit Committee Report

Management has the primary responsibility for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee those processes. As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management and the independent public accountants, the Company’s audited consolidated financial statements for the year ended December 31, 2024;

•

met with the Company’s Chief Executive Officer, Chief Financial Officer, internal auditors and the Company’s independent registered public accounting firm, both together and in separate executive sessions, to discuss the scope and the results of the audits and the overall quality of the Company’s financial reporting and internal controls;

•

received from and discussed with the independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board; and

•

received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and have discussed with the independent registered public accounting firm their independence from the Company.

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In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expressed an opinion on the conformity of the Company’s consolidated financial statements with generally accepted accounting principles (“GAAP”). The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the financial statements are presented in accordance with GAAP, that the audit of the financial statements has been carried out in accordance with GAAP or that the independent registered public accounting firm is “independent.”

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Amendment No. 2 to Registration Statement on Form S-1 (File No. 333-285750), filed with the SEC on April 1, 2025, for filing with the SEC.

This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed “soliciting material” or to be “filed” with the SEC under the Securities Act or the Exchange Act.

This report has been provided by the Audit Committee:

Kathryn S. Lever (Chair)
A. Lee Finley
Charles W. Griege, Jr.

Compensation Committee.

The Company has a separately designated Compensation Committee, which consists entirely of independent directors as defined by the applicable rules and regulations of the Nasdaq Stock Market. The Compensation Committee is responsible for discharging the Board’s responsibilities relating to the compensation of the executive officers and directors. The Compensation Committee has adopted a written charter that, among other things, specifies the scope of its authority and responsibilities. Specific responsibilities of our compensation committee include, among other things:

•	review and determine the compensation arrangements for management;

•	establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

•	administer our stock incentive and purchase plans;

•	oversee the evaluation of the Board and management; and

•	review the independence of any compensation advisers engaged by the compensation committee.

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The members of the Compensation Committee are Michael C. Voinovich (Chair/Company and GBank Director), Charles W. Griege, Jr. (Company Director), and James K. Sims (Company Director). Our Board has evaluated the independence of each of the members of our Compensation Committee and has affirmatively determined that each of the members of our Compensation Committee meets the definition of an “independent director” under Nasdaq Stock Market rules.

Our Board has also determined that each of the members of the Compensation Committee qualifies as a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act. All compensation, equity awards and transactions subject to Section 16 of the Exchange Act will be approved by a committee or subcommittee of the Board that is composed solely of two or more “non-employee directors.”

Nominating and Corporate Governance Committee.

The Company has separately designated a Nominating and Corporate Governance Committee, which consists entirely of independent directors as defined by the applicable rules and regulations of the Nasdaq Stock Market. The Nominating and Corporate Governance Committee is responsible for making recommendations to the Company’s Board regarding candidates for directorships and determining the size and composition of the Board and its committees. In addition, the Nominating and Corporate Governance Committee is responsible for making recommendations to the Board concerning governance matters. The Nominating and Corporate Governance Committee has adopted a written charter that, among other things, specifies the scope of its authority and responsibilities. Specific responsibilities of our nominating and corporate Nominating and Corporate Governance Committee include, among other things:

•	identify qualified individuals to be directors consistent with the criteria approved by the board of directors and recommending director nominees to the full board of directors;

•	review the structure of the committees of the board of directors;

•	develop and recommend procedures for reviewing stockholder recommendations for director nominees;

•	develop the Company’s code of business conduct and ethics;

•	oversee management succession planning;

•	lead the board of directors in its annual performance review; and

•	develops and recommends corporate governance guidelines.

The Nominating and Corporate Governance Committee will also conduct an annual evaluation to determine whether the Board and its committees are functioning effectively, which includes determining the evaluation method and criteria for the annual evaluation of the composition, competence and performance of the Board and its committees. The Nominating and Corporate Governance Committee may retain consultants or advisors to assess the performance and effectiveness of the Board and its committees. The results of these evaluations are submitted to the Board, which takes appropriate action based on the Board’s assessment of the performance evaluations.

The members of the Nominating and Corporate Governance Committee are William J. Hornbuckle IV (Chair and Company Director), A. Lee Finley (Company Director), Charles W. Griege, Jr. (Company Director), Kathryn S. Lever (Company Director), James K. Sims (Company Director) and Michael C. Voinovich (Company Director). Our Board has evaluated the independence of each of the members of our Nominating and Corporate Governance Committee and has affirmatively determined that each of the members of our Nominating and Corporate Governance Committee meets the definition of an “independent director” under Nasdaq Stock Market rules.

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The Nominating and Corporate Governance Committee identifies nominees by evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business, and who are willing to continue in service, are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new perspectives. If any member of the Board does not wish to continue in service, if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Nominating and Corporate Governance Committee would solicit suggestions for director candidates from all Board members and may consider candidates submitted by stockholders. In addition, the Nominating and Corporate Governance Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.

The Nominating and Corporate Governance Committee would seek to identify a candidate by evaluating the following criteria:

•	Contribution to the Board — The extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board;

•

Experience — The candidate’s relevant financial, regulatory and business experience and skills, including the candidate’s knowledge of the banking and financial services industries, familiarity with the operations of public companies and ability to read and understand fundamental financial statements;

•	Integrity — The candidate’s personal and professional integrity, honesty and reputation;

•	Stockholder Interests and Dedication — The candidate’s ability to represent the best long-term interests of the Company and its stockholders;

•

Independence — Any material relationships between a candidate and the Company and the Bank (including those set forth in Nasdaq listing rules) that might impact objectivity and independence of thought and judgment, as well as the candidate’s ability to serve on any Board committees that are subject to additional independence requirements;

•	Diversity — The diversity of gender, race, ethnicity, age, cultural background and professional experience of a candidate; and

•	Additional Factors — The current size of the Board, the number of independent directors and the need for Audit Committee expertise.

Involvement in Certain Legal Proceedings

The Company’s executive officers, directors and beneficial owners of greater than 5% of the outstanding shares of common stock are not parties to any material legal proceedings adverse to the Company or have a material interest adverse to the Company. The Company’s directors and executive officers are not parties to any material legal proceedings.

Stockholder Communications with the Board

Any stockholder who wishes to contact the Company’s Board or an individual director may do so by writing to: GBank Financial Holdings Inc., 9115 W. Russell Rd., Ste. 110, Las Vegas, Nevada 89148, Attention: Shauna Ferguson, SVP and Director of Executive Operations. The letter should indicate that the sender is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. In addition, other interested parties may contact the Company’s independent directors by writing to the address above. Communications are reviewed by the Corporate Secretary of the Company and are then distributed to the Board or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary of the Company may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed. The Corporate Secretary of the Company has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Code of Ethics

The Company’s Board has adopted a code of ethics (the “Code of Ethics”) that applies to all of its directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. The Code of Ethics is available upon written request to the Corporate Secretary, GBank Financial Holdings Inc., 9115 W. Russell Rd., Ste. 110, Las Vegas, Nevada 89148 or on the Company’s Investor Relations website, www.gbankfinancialholdings.com. Amendments to the Code of Ethics, or any waivers of their respective requirements, have been, and we expect that any future amendments will be disclosed on our website, as well as any other means required by Nasdaq Global Select Market rules or the SEC.

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EXECUTIVE COMPENSATION AND OTHER MATTERS

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, reduced disclosure obligations regarding executive compensation in our proxy statements, including the requirement to include a specific form of Compensation Discussion and Analysis, as well as exemptions from the requirement to hold a non-binding advisory vote on executive compensation and the requirement to obtain stockholder approval of any golden parachute payments not previously approved. We have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

Our “named executive officers” consist of our principal executive officer, Edward M. Nigro, our Executive Chairman, and the two other most highly compensated executive officers, T. Ryan Sullivan, our President and Chief Executive Officer, and Nancy M. DeCou, Executive Vice President and Chief SBA Officer of GBank.

Summary Compensation Table

The following table sets forth certain information as to the total compensation paid to the Company’s President and Chief Executive Officer, its Executive Vice President and Chief Financial Officer and the three other most highly compensated executive officers of the Company for the fiscal years ended December 31, 2024 and December 31, 2023. Each individual listed in the table below is referred to as a “Named Executive Officer.”

Name and Principal Position	Year	Base Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	Other Compensation ($)	Total ($)
Edward M. Nigro	2024	250,000	193,750	365,841	-	-	-	19,802	829,393
Executive Chairman (2)	2023	215,577	162,500	675,000	-	-	-	21,479	1,074,556
T. Ryan Sullivan	2024	400,000	193,750	365,841	-	-	-	43,485	1,003,076
President and Chief Executive Officer (3)	2023	331,154	162,500	675,000	-	-	-	40,726	1,209,380
Nancy M. DeCou	2024	229,662	-	79,020	-	-	-	4,056,947	4,365,629
EVP & Chief SBA Officer of GBank (4)	2023	225,077	661	23,625	-	-	-	2,664,302	2,913,665

(1)

Amounts in this column represent the aggregate grant date fair value of restricted shares of common stock awarded during the year. The grant date fair values are calculated in accordance with FASB ASC Topic 718. For additional information on the valuation assumptions for these grants, see Note 14 - Equity Award Plans to our Consolidated Financial Statements for the year ended December 31, 2024, included in our Amendment No. 2 to Registration Statement on Form S-1 (File No. 333-285750), filed with the SEC on April 1, 2025.

(2)

The amount listed under the column entitled “Other Compensation” in the Summary Compensation Table for the year ended December 31, 2024, consisted of $3,634 of 401(K) of employer match, $2,605 of group term life insurance, $2,400 of phone & data allowance, $5,163 of health insurance and $6,000 of car allowance. The amount listed under the column entitled “Other Compensation” in the Summary Compensation Table for the year ended December 31, 2023, consisted of $4,923 of 401(K) of employer match, $3,014 of group term life insurance, $2,400 of phone & data allowance, $5,142 of health insurance and $6,000 of car allowance.

(3)

The amount listed under the column entitled “Other Compensation” in the Summary Compensation Table for the year ended December 31, 2024, consisted of $14,154 of 401(k) of employer match, $277 of group term life insurance, $3,600 phone & data allowance, $13,454 of health insurance and $12,000 of car allowance. The amount listed under the column entitled “Other Compensation” in the Summary Compensation Table for the year ended December 31, 2023, consisted of $11,285 of 401(k) of employer match, $388 of group term life insurance, $3,600 phone & data allowance, $13,454 of health insurance and $12,000 of car allowance.

(4)

Ms. DeCou was appointed Executive Vice President and Chief SBA Officer at GBank on May 1, 2015. The amount listed under the column entitled “Other Compensation” in the Summary Compensation Table for the year ended December 31, 2024, consisted of $53,689 of 401(k) employer match, $3,400 of group term life insurance and $3,999,858 of total commissions. The amount listed under the column entitled “Other Compensation” in the Summary Compensation Table for the year ended December 31, 2023, consisted of $46,725of 401(k) employer match, $4,572 of group term life insurance and $2,613,005 of total commissions.

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Narrative Discussion of Summary Compensation Table

We originally established our executive compensation philosophy and practices to fit our status as a privately held corporation and are reviewing and evaluating our philosophy and practices now that we are a public company. We will continue to review, evaluate and modify our compensation framework in an effort to maintain a competitive total compensation package. As such, and as a result of our becoming a publicly traded company, the compensation program moving forward could vary from our historical practices.

We believe the current mix and value of these compensation elements provide our named executive officers with total annual compensation that is both reasonable and competitive within our markets, appropriately reflects our performance and the executive’s particular contributions to that performance, and takes into account applicable regulatory guidelines and requirements.

Base Salary

Annual base salaries are the fixed portion of our NEOs’ cash compensation and are established after taking into account several factors including the executive’s experience, responsibilities, management abilities and job performance and market compensation information. The Compensation Committee believes that the 2024 base salaries of the Company’s NEOs are competitive with companies of similar size, including those in the peer group.

Pay adjustments, if any, are generally made annually, after reviewing overall Company performance, individual performance and market data. In 2024, the Compensation Committee approved base salary increases, ranging from 0% to 4.75%, for all NEOs. Our President & CEO and our Executive Chairman did not receive an increase in base salary for 2024. The Compensation Committee determined the salary increases for the NEOs who received increases based on individual officer and Company performance, the specific duties and responsibilities of each officer, and a compensation comparison to external market data.

Incentive Compensation

General

In accordance with the Company’s compensation philosophy, a significant portion of the compensation of our NEOs is performance-based and payable only if pre-established Company and individual performance objectives are achieved. For Mr. Nigro and Mr. Sullivan, target annual incentive plan (“AIP”) bonuses subject to the achievement of specified performance goals are stated as a percentage of annual base salary. Ms. DeCou’s employment agreement is structured such that a significant portion of her compensation is commission based, therefore she is not a participant in the AIP.

The target AIP bonuses payable to the Mr. Nigro and Mr. Sullivan as a percentage of their respective annual base salaries for 2024 performance was 50%.

The Compensation Committee reviews performance against pre-established financial and non-financial goals on an annual basis to determine the short-term cash incentive compensation of our NEOs. Awards under the AIP are substantially based on formulaic scorecard results across performance measure categories.

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Short-Term Incentives

The Company’s AIP is designed using a two-tier performance evaluation structure. The target performance of the first tier is based upon the Company’s budgeted diluted earnings per share for 2024. The second tier of the performance evaluation structure utilizes both Company-wide and individual performance metrics. This tier structure sets a rigorous standard before bonuses can be paid at any level to executives. Failing to achieve the minimum level of performance would result in no bonuses being paid to our executives regardless of results achieved in other financial areas.

The following table presents the first tier of the performance evaluation structure consisting of the diluted earnings per share targets for 2024 as approved by the Compensation Committee and the corresponding payout scale as a percentage of the target AIP bonus payable.

Diluted Earnings Per Share
Performance Level	Total Incentive Payout by Percent of Target Bonus Payable
Below $1.00	0%
$1.00 to $1.09	50%
$1.10 to $1.19	75%
$1.20 to $1.29	100%
$1.30 to $1.39	125%
$1.40 or higher	150%

For the year ended December 31, 2024, diluted earnings per share was $1.39 resulting in a potential total incentive payout of 125% of the target bonus payable, pending evaluation under the second tier of the AIP.

The following table presents the second tier of the performance evaluation structure consisting of a scorecard of performance modifiers and individual performance. Performance goals are set with consideration of the objectives of the Company’s strategic plan, external market conditions and investor expectations. Each of the five performance goals below are equally weighted.

(Dollars in thousands)	Performance Level			% Payout of Target Bonus
	Threshold	Target	Maximum	Threshold	Target	Maximum	2024 Results
Individual	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Deposit Growth	$150,000	$200,000	$250,000	75%	100%	125%	$189,380
Gross Loan Production	$430,000	$465,000	$500,000	75%	100%	125%	$539,898
Loan Chargeoffs / Total Loans	0.30%	0.20%	0.10%	75%	100%	125%	0.02%
Net Interest Margin - Bank	4.85%	4.90%	5.05%	75%	100%	125%	4.91%

Actual payments made under the AIP for 2024 performance totaled $193,750 for Mr. Nigro and $193,750 for Mr. Sullivan.

Long-Term Incentives

Long-term incentive awards, such as time-based restricted stock units, are the third key component of our NEOs’ total compensation. The Compensation Committee believes employee stock ownership is significant for our NEOs, thereby aligning the interests of employees and stockholders. The Compensation Committee also believes equity-based compensation complements the short-term cash incentive compensation and helps balance short-term decisions with long-term outcomes. This compensation approach limits an executive’s ability to reap short-term gains at the expense of Company’s long-term success. This is also an important tool in retaining NEOs.

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We provide long-term incentive awards to our executive officers through our stockholder-approved 2016 Equity Incentive Plan (the “Equity Plan”). The Compensation Committee approves all equity award grants and acts as an administrator of the Equity Plan. Factors considered by the Compensation Committee include each executive’s performance, previous grant history, comparison to our peer group and retention needs.

The Compensation Committee may grant a mix of time-based restricted stock units and performance-based restricted stock units. The table below shows the time-based restricted stock units that the Compensation Committee granted NEOs in 2024.

	2024 Long-Term Incentive Target Awards
Named Executive Officer	Time-Based Restricted Stock Units (#)	Performance-Based Restricted Stock Units(#)
Edward M. Nigro	16,667	—
T. Ryan Sullivan	16,667	—
Nancy M. DeCou	3,600	—

Employment Agreements.

The Company and GBank have entered into an employment agreement with each of the following NEOs.

Edward M. Nigro. The Company and GBank entered into an Intercompany Shared Employment Agreement with Edward M. Nigro, the Executive Chairman of the Company and GBank on January 31, 2024 for his continued service in such roles to remain effective as long as he continues to serve as Executive Chairman. Mr. Nigro’s agreement sets forth certain compensation and benefits to which Mr. Nigro is entitled in his role as Executive Chairman of the Company and GBank. Mr. Sullivan’s role as director on the board of directors of the Company and GBank are not part of this agreement.

Mr. Nigro’s compensation arrangements under the agreement for his service as Executive Chairman are consistent with his recent prior annual compensation arrangements and include an annual base salary in 2024 of not less than $250,000 or such higher salary as is determined by the Compensation Committee, eligibility to participate in the Company’s Executive Annual and Long-Term Incentive Plan as well as participate in any and all other employee benefits and plans that may be developed and adopted by the Company and/or GBank, including, but not limited to the 401(k) plan. The Company and Bank will split the cost of Mr. Nigro’s employment.

T. Ryan Sullivan. The Company entered into an employment agreement with Mr. Sullivan on September 1, 2023 to be the President and Chief Executive Officer of the Company as well as GBank for his continued service in such roles for an initial term of three (3) years with automatic additional three (3) year extensions subject to either party providing at least 180 days written notice of non-renewal. Mr. Sullivan’s agreement sets forth certain compensation and benefits to which Mr. Sullivan is entitled in his role as President and Chief Executive Officer of the Company and GBank. Mr. Sullivan’s role as director on the board of directors of the Company and GBank are not part of this employment agreement.

Mr. Sullivan’s compensation arrangements under the agreement for his service as President and Chief Executive Officer are consistent with his recent prior annual compensation arrangements and include an annual base salary in 2024 of not less than $400,000 or such higher salary as is determined by the Compensation Committee, eligibility to participate in the Company’s Executive Annual and Long-Term Incentive Plan as well as participate in any and all other employee benefits and plans that may be developed and adopted by the Company and/or GBank, including, but not limited to the 401(k) plan.

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Mr. Sullivan is also entitled to receive additional compensation upon the acquisition or dissolution of the Company in which it is not the surviving or resulting corporation or upon the transfer of all or substantially all of the stock or assets of the Company and Mr. Sullivan is not retained by the surviving or resulting corporation in a position satisfactory to him. If Mr. Sullivan’s employment ends based on the terms of the prior sentence, then he is entitled to receive: (i) two (2) times his then current annual base salary, (ii) 50% of all cash bonuses and cash incentives (including those arising from any deferred compensation plans) paid to Mr. Sullivan for the 12-month period prior to the effective termination date; and (iii) right to exercise in full all outstanding stock options, whether vested or not, within a 90-day period from the effective termination date. The provision of this paragraph and the payments described to Mr. Sullivan shall not include a bank holding company reorganization wherein the stockholders who control at least 80% of the shares of the Company prior to the reorganization will control at least 80% of the shares of the bank holding company in substantially the same proportion following the reorganization.

The Compensation Committee believes that this agreement is necessary to set forth the terms of Mr. Sullivan’s continued service as executive of the Company and GBank in light of all relevant factors, which include his leadership experience and history of more than 11 years as the President and CEO of the Company and GBank, desired terms and conditions of his continued employment, and the leadership and operational importance of his position with the Company and GBank, with compensation arrangements consistent with recent prior years.

Nancy M. DeCou. The Bank entered into an employment agreement with Ms. DeCou on December 1, 2020 to be the Executive Vice President and Chief SBA Officer of the Bank for an initial term of three (3) years with automatic additional two (2) year extensions subject to either party providing at least 180 days written notice of non-renewal. Ms. DeCou’s agreement sets forth certain compensation and benefits to which Ms. DeCou is entitled in her role as Executive Vice President and Chief SBA Officer of GBank.

Ms. DeCou’s compensation arrangements under the agreement for her service as Executive Vice President and Chief SBA Officer include an annual base salary in 2024 of not less than $208,250, or such higher salary as is determined by the Compensation Committee, and eligibility to participate in any and all other employee benefits and plans that may be developed and adopted by the Company and/or GBank, including, but not limited to the 401(k) plan.

Ms. DeCou is also entitled to receive additional compensation upon the acquisition or dissolution of the Company in which it is not the surviving or resulting corporation or upon the transfer of all or substantially all of the stock or assets of the Company and Ms. DeCou is not retained by the surviving or resulting corporation in a position satisfactory to her. If Ms. DeCou’s employment ends based on the terms of the prior sentence, then she is entitled to receive: (i) one and one-half (1.5) times her then current annual base salary, (ii) 25% of all cash bonuses and cash incentives (including those arising from any deferred compensation plans) paid to Ms. DeCou for the 12-month period prior to the effective termination date; and (iii) right to exercise in full all outstanding stock options, whether vested or not, within a 90-day period from the effective termination date. The provision of this paragraph and the payments described to Ms. DeCou shall not include a bank holding company reorganization wherein the stockholders who control at least 80% of the shares of the Company prior to the reorganization will control at least 80% of the shares of the bank holding company in substantially the same proportion following the reorganization.

The Compensation Committee believes that this agreement is necessary to set forth the terms of Ms. DeCou’s continued service as executive of the Company and GBank in light of all relevant factors, which include her SBA leadership experience and history of more than 10 years with GBank, desired terms and conditions of her continued employment, and the strategic importance of her position with the Company and GBank, with compensation arrangements consistent with recent prior years.

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2007 Long-Term Stock Option Plan.

We adopted the 2007 Long-Term Stock Option Plan (the “2007 Plan”) for the benefit of organizers, directors, and key employees of the Company and all of its subsidiaries, including GBank. The 2007 Plan was authorized to issue up to 700,000 shares of common stock, of which 688,650 had been granted and 11,350 were unawarded and forfeited by plan expiration. Of the common stock shares granted, 578,650 had been issued, 94,000 had been cancelled and forfeited by plan expiration, and 16,000 are outstanding as of December 31, 2024. The 2007 Plan required that the exercise price be equal to the fair market value of the common stock at the date of grant. Currently granted and outstanding stock options have an exercise price of $1.50 per share. Generally, the options granted under the 2007 Plan had a five-year vesting at 20% per year with a ten-year life. The 2007 Plan contains a provision allowing the primary federal regulator to direct the institution to require plan participants to exercise or forfeit their stock rights if the institution’s capital falls below the minimum requirements as determined by its state or primary federal regulator. Stock rights are not transferable by participants. Due to the scheduled expiration of the 2007 Plan, no further grants will be made under said Plan. The Company also has the 2016 Incentive Plan (the “Incentive Plan”).

2016 Equity Incentive Plan.

The Incentive Plan is intended to assist the Company in aligning the interests of the Company’s directors and employees with the interests of the stockholders. The Incentive Plan supplemented the 2007 Plan and continued the compensation policies and practices through the issuance of a wide scope of products and incentives. The Company, through the Incentive Plan, has the ability to grant equity-based incentives to eligible participants through the issuance of long-term incentive compensation such as stock options, stock appreciation rights, restricted stock units, restricted stock, stock awards and other awards based on, or related to, shares of the common stock (together with incentive stock options, collectively referred to as “Incentive Awards”). As approved by the stockholders at its 2021 and 2023 Annual Meetings, the maximum total number of shares available for Incentive Awards under the Incentive Plan is 1,000,000 shares of common stock, plus all shares subject to Incentive Awards that are canceled, surrendered, modified, exchanged for substitute Incentive Awards or that expire or terminate prior to the exercise or vesting of the Incentive Awards in full, plus shares that are surrendered to the Company in connection with the exercise or vesting of Incentive Awards, whether previously owned or otherwise subject to such Incentive Awards. Such shares shall be authorized and may be unissued shares, shares issued and repurchased by the Company, shares issued and otherwise reacquired by the Company and shares otherwise held by the Company. As of December 31, 2024, the Company has granted 804,961 Incentive Awards under the Incentive Plan, of which 42,646 have been cancelled, 306,546 have been issued, and 455,769 are outstanding.

Deferred Incentive and Compensation Plan.

On December 15, 2016, the Company adopted an unfunded nonqualified deferred incentive compensation plan (the Plan) primarily to provide supplemental retirement benefits and incentive compensation for selected employees. The Company contributes to the Plan in the amounts determined according to the terms of each participant’s agreement. Each participant shall vest in an amount of one-third of each contribution each Plan year until age 65 then all contributions will be fully vested at inception. Each year, contributions and deferrals are to be distributed for each of the three immediately preceding years, plus related interest. The accrued liability for the Plan is included in other liabilities on the consolidated balance sheets and totaled $4.4 million as of December 31, 2024 and $3.6 million as of December 31, 2023. The expense related to the plan was $75 thousand in 2024 and $37 thousand in 2023 and is included as a component of noninterest expense on the consolidated statements of income.

Executive Annual and Long-Term Incentive Plans.

The Executive Annual and Long-Term Incentive Plans are designed to retain talent and align executive compensation with performance of the Company. The Annual Incentive Plan is intended to motivate executive officers to achieve the Company’s annual strategic and financial goals and reward individual performance through performance-driven cash payment based on financial, operational, and strategic metrics. The Long-Term Incentive Plan was created to align long-term interests of executives and stockholders and provide appropriate balance of at-risk compensation that incentivizes long-term value creation and retention through performance-based share awards with multi-year vesting periods.

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Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning unvested restricted stock awards for each NEO as of December 31, 2024. There were no unexercised stock options previously granted to any NEO as of December 31, 2024.

	Option awards				Stock awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) (1)
Edward M. Nigro (2)	-	-	-	-
					56,280	2,420,040
T. Ryan Sullivan (3)	-	-	-	-
					57,120	2,456,160
Nancy M. DeCou (4)	-	-	-	-
					7,656	329,208

(1)	Market value computed by multiplying the number of restricted stock units that have not vested by $43.00, which was the closing price of a share of the Company’s common stock on December 31, 2024.

(2)

Pursuant to Mr. Nigro’s restricted stock award agreement dated December 18, 2020, we granted 6,500 shares of common stock under our 2016 Equity Incentive Plan at a fair market value of the Stock at the time of transfer of $6.15 per Share, for a term to expire on December 18, 2025, and where 1,300 shares vest annually over a five-year period beginning December 18, 2021. Pursuant to Mr. Nigro’s restricted stock award agreement dated October 12, 2021, we granted 5,700 shares of common stock under our 2016 Equity Incentive Plan at a fair market value of the Stock at the time of transfer of $9.95 per Share, for a term to expire on October 12, 2026, and where 1,140 shares vest annually over a five-year period beginning October 12, 2022. Pursuant to Mr. Nigro’s restricted stock award agreement dated October 10, 2022, we granted 4,500 shares of common stock under our 2016 Equity Incentive Plan at a fair market value of the Stock at the time of transfer of $9.70 per Share, for a term to expire on October 10, 2027, and where 900 shares vest annually over a five-year period beginning October 10, 2023. Pursuant to Mr. Nigro’s restricted stock award agreement dated October 25, 2023, we granted 50,000 shares of common stock under our 2016 Equity Incentive Plan at a fair market value of the Stock at the time of transfer of $13.50 per Share, for a term to expire on October 25, 2026, and where 16,667 shares vest annually over a three-year period beginning October 25, 2024. Pursuant to Mr. Nigro’s restricted stock award agreement dated October 7, 2024, we granted 16,667 shares of common stock under our 2016 Equity Incentive Plan at a fair market value of the Stock at the time of transfer of $21.95 per Share, for a term to expire on October 27, 2027, and where 5,555 shares vest annually over a three-year period beginning October 25, 2025.

(3)

Pursuant to Mr. Sullivan’s restricted stock award agreement dated December 18, 2020, we granted 10,700 shares of common stock under our 2016 Equity Incentive Plan at a fair market value of the Stock at the time of transfer of $6.15 per Share, for a term to expire on December 18, 2025, and where 2,140 shares vest annually over a five-year period beginning December 18, 2021. Pursuant to Mr. Sullivan’s restricted stock award agreement dated October 12, 2021, we granted 5,700 shares of common stock under our 2016 Equity Incentive Plan at a fair market value of the Stock at the time of transfer of $9.95 per Share, for a term to expire on October 12, 2026, and where 1,140 shares vest annually over a five-year period beginning October 12, 2022. Pursuant to Mr. Sullivan’s restricted stock award agreement dated October 10, 2022, we granted 4,500 shares of common stock under our 2016 Equity Incentive Plan at a fair market value of the Stock at the time of transfer of $9.70 per Share, for a term to expire on October 10, 2027, and where 900 shares vest annually over a five-year period beginning October 10, 2023. Pursuant to Mr. Sullivan’s restricted stock award agreement dated October 25, 2023, we granted 50,000 shares of common stock under our 2016 Equity Incentive Plan at a fair market value of the Stock at the time of transfer of $13.50 per Share, for a term to expire on October 25, 2026, and where 16,667 shares vest annually over a three-year period beginning October 25, 2024. Pursuant to Mr. Sullivan’s restricted stock award agreement dated October 7, 2024, we granted 16,667 shares of common stock under our 2016 Equity Incentive Plan at a fair market value of the Stock at the time of transfer of $21.95 per Share, for a term to expire on October 27, 2027, and where 5,555 shares vest annually over a three-year period beginning October 25, 2025.

(4)

Pursuant to Ms. DeCou’s restricted stock award agreement dated December 18, 2020, we granted 4,800 shares of common stock under our 2016 Equity Incentive Plan at a fair market value of the Stock at the time of transfer of $6.15 per Share, for a term to expire on December 18, 2025, and where 960 shares vest annually over a five-year period beginning December 18, 2021. Pursuant to Ms. DeCou’s restricted stock award agreement dated October 12, 2021, we granted 2,200 shares of common stock under our 2016 Equity Incentive Plan at a fair market value of the Stock at the time of transfer of $9.95 per Share, for a term to expire on October 12, 2026, and where 440 shares vest annually over a five-year period beginning October 12, 2022. Pursuant to Ms. DeCou’s restricted stock award agreement dated October 10, 2022, we granted 1,750 shares of common stock under our 2016 Equity Incentive Plan at a fair market value of the Stock at the time of transfer of $9.70 per Share, for a term to expire on October 10, 2027, and where 350 shares vest annually over a five-year period beginning October 10, 2023. Pursuant to Ms. DeCou’s restricted stock award agreement dated October 25, 2023, we granted 1,750 shares of common stock under our 2016 Equity Incentive Plan at a fair market value of the Stock at the time of transfer of $13.50 per Share, for a term to expire on October 25, 2026, and where 583 shares vest annually over a three-year period beginning October 25, 2024. Pursuant to Ms. DeCou’s restricted stock award agreement dated October 7, 2024, we granted 3,600 shares of common stock under our 2016 Equity Incentive Plan at a fair market value of the Stock at the time of transfer of $21.95 per Share, for a term to expire on October 27, 2027, and where 1,200 shares vest annually over a three-year period beginning October 25, 2025.

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Director Compensation

The following table sets forth information regarding the compensation paid to the Company’s non-employee directors for the fiscal year ended December 31, 2024. Neither Mr. Edward M. Nigro nor Mr. T. Ryan Sullivan receive any additional compensation for service on the Company’s Board and GBank’s Board of Directors.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
A. Lee Finley (2)	$-	$62,010	$-	$-	$-	$-	$62,010
Charles W. Griege, Jr. (3)	$-	$70,010	$-	$-	$-	$-	$70,010
William J. Hornbuckle (4)	$-	$67,010	$-	$-	$-	$-	$67,010
Katie S. Lever (5)	$-	$65,010	$-	$-	$-	$-	$65,010
Todd A. Nigro (6)	$-	$76,385	$-	$-	$-	$-	$76,385
James K. Sims (7)	$-	$71,010	$-	$-	$-	$-	$71,010
Alan C. Sklar (8)	$-	$72,010	$-	$-	$-	$-	$72,010
Michael C. Voinovich (9)	$-	$79,760	$-	$-	$-	$-	$79,760

(1)

As required by SEC rules, amounts in this column represent the aggregate grant date fair value of stock-based compensation expense as required by FASB ASC Topic 718. Refer to note (1) in the Summary Compensation Table for additional detail on the grant date fair value of awards.

(2)	The amount represents 1,136 shares of our common stock at the fair value of stock awards granted during the year and 1,800 Restricted Stock Awards granted on October 7, 2024 vesting over three years.
(3)	The amount represents 1,590 shares of our common stock at the fair value of stock awards granted during the year and 1,800 Restricted Stock Awards granted on October 7, 2024 vesting over three years.
(4)	The amount represents 1,400 shares of our common stock at the fair value of stock awards granted during the year and 1,800 Restricted Stock Awards granted on October 7, 2024 vesting over three years.
(5)	The amount represents 1,278 shares of our common stock at the fair value of stock awards granted during the year and 1,800 Restricted Stock Awards granted on October 7, 2024 vesting over three years.
(6)	The amount represents 1,930 shares of our common stock at the fair value of stock awards granted during the year and 1,800 Restricted Stock Awards granted on October 7, 2024 vesting over three years.
(7)	The amount represents 1,610 shares of our common stock at the fair value of stock awards granted during the year and 1,800 Restricted Stock Awards granted on October 7, 2024 vesting over three years.
(8)	The amount represents 1,702 shares of our common stock at the fair value of stock awards granted during the year and 1,800 Restricted Stock Awards granted on October 7, 2024 vesting over three years.
(9)	The amount represents 2,059 shares of our common stock at the fair value of stock awards granted during the year and 1,800 Restricted Stock Awards granted on October 7, 2024 vesting over three years.

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Narrative Discussion of Director Compensation Table

Director Fees Paid In 2024

Non-executive directors received the following fees for their service as chairperson of the board and committees of the board, which were paid in the form of shares of common stock in lieu of cash payments, with the per share price based on the closing price of the common stock, as previously quoted on the OTCQX during the year ended December 31, 2024.

Chair	Retainer
Board Chair	$1,250
Audit Committee Chair	1,250
Compensation Committee Chair	1,250
Nominating and Corporate Governance Committee Chair	1,250
Gaming FinTech Committee Chair	1,250
Asset-Liability Committee Chair	1,250
Community Reinvestment Act & Corporate Giving Committee Chair	1,250
Board Loan Committee Chair	1,250

In addition, in 2024, non-executive directors each received the following fees for each committee meeting attended in person or by telephone.

Committee Meeting	Fee
Audit Committee	$500
Compensation Committee	500
Nominating and Corporate Governance Committee	500
Gaming FinTech Committee	500
Asset-Liability Committee	500
Community Reinvestment Act & Corporate Giving Committee	500
Board Loan Committee	500

Compensation Policies and Practices and Risk Management

We do not believe any risks arise from our compensation policies and practices for our executive officers and other employees that are reasonably likely to have a material adverse effect on our operations, results of operations or financial condition.

Anti-Hedging Policies

The Company’s Insider Trading Policy includes a prohibition on hedging by its directors, and executive officers and employees, even when permitted by law, to further align the Company’s executives, directors and employees with stockholders. The Company’s Insider Trading Policy prohibits the Company’s directors, executive officers and employees from engaging in speculative transactions in derivatives of the Company’s securities, such as puts, calls, options (other than those granted under the Company’s benefit plans) or other derivatives. Transactions that are otherwise designed to hedge or offset the economic risk of owning shares of Company common stock are also prohibited. The Company’s Insider Trading Policy is available on the Company’s Investor Relations website at www.gbankfinancialholdings.com.

Clawback Policy

The Board adopted and implemented a compensation recoupment policy, effective as of March 12, 2025, in accordance with Rule 10D-1 promulgated by the SEC under the Exchange Act and Nasdaq Listing Rule 5608. The compensation recoupment policy allows for the recovery or “clawback” of excess incentive-based compensation earned by a current or former executive officer during the three fiscal years preceding the date the listed company is required to prepare an accounting restatement, including to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.

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Insider Trading Policy

The Company has policies and procedures in place that it believes are reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and Nasdaq listing standards. The Company’s Insider Trading Policy prohibits any director, executive officer or employee who is aware of material nonpublic information relating to the Company from, directly or through family members or other persons or entities, (i) buying or selling securities of the Company (other than pursuant to a pre-approved trading plan that complies with SEC Rule 10b5-1), or engaging in any other action to take personal advantage of that information or (ii) passing that information on to others outside the Company, including family and friends. In addition, the Company’s Insider Trading Policy provides that no director, officer or other employee of the Company who, in the course of working for the Company, learns of material nonpublic information about a company with which the Company does business, including a customer or supplier of the Company, may trade in that company’s securities until the information becomes public or is no longer material. The Company’s Insider Trading Policy also prohibits, among other things, short-term trading of the Company’s securities, short sales of the Company’s securities, holding securities in a margin account, and, as noted below, hedging and other derivative transactions. The Company’s Insider Trading Policy is available on the Company’s Investor Relations website at www.gbankfinancialholdings.com.

Role of Management and Compensation Consultants

Management assists the Compensation Committee in recommending agenda items for its meetings and by gathering and producing information for these meetings. The CEO and other executive officers may participate in Compensation Committee meetings to provide background information and other requested items but are not present during the voting on or discussions of their own compensation. The Executive Chairman and the CEO provide recommendations to the Compensation Committee for the other NEOs regarding compensation, performance goals, and other employment-related matters, such as hiring, promotions, terminations and severance payments. The Compensation Committee considers the Executive Chairman and the CEO’s recommendations but retains authority to approve or recommend to the Board of Directors compensation decisions to be approved.

In 2024, the Compensation Committee continued to retain the services of Cascade Employers Association and engaged Hunt Financial Group to provide executive compensation consulting services. Both helped facilitate the executive officer compensation process, including the creation of a compensation peer group for comparing our NEOs’ compensation to the market. Hunt Financial Group discussed executive compensation directly with the Compensation Committee Chair. The Compensation Committee has the authority, in its sole discretion, to retain any adviser to assist in the performance of its duties or to terminate any advisor to the Compensation Committee. The Compensation Committee determined that Hunt Financial Group and Cascade Employers Association are independent and that there is no conflict of interest resulting from retaining them during 2024 after taking into account the factors set forth in the SEC rules.

Equity Compensation Plan Information

The following table sets forth the number of securities to be issued upon exercise of outstanding options, warrants and rights; weighted average exercise price of outstanding options, warrants and rights; and the number of securities remaining available for future issuance under the 2007 Plan and the Incentive Plan as of December 31, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	471,769	$12.31	237,685
Equity compensation plans not approved by security holders	-	-	-

Total	471,769	$12.31	237,685

(1)

The number of shares available for future issuance includes 237,685 shares available under the Company’s Incentive Plan (which allows for the issuance of options, as well as various other stock-based awards). No future issuances will be made under the Company’s 2007 Plan.

28

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Family Relationships

Edward M. Nigro, our Executive Chairman of the Board of Directors, is the father of Todd A. Nigro, also a member of our board of directors. There are no other family relationships between any of our directors or executive officers and any other directors or executive officers.

Policies and Procedures Regarding Related Person Transactions

Transactions by the Company or GBank with related parties are subject to certain regulatory requirements and restrictions, including the Federal Reserve Board’s Regulation W (which governs certain transactions by GBank with its affiliates), the Federal Reserve Board’s Regulation O (which governs certain loans by GBank to its executive officers, directors and principal stockholders, and their related interests), and applicable Nevada state laws.

Under applicable SEC and Nasdaq rules, related party transactions are transactions in which the Company is, or will or may be, a participant, the amount involved exceeds $120,000 and a related party has or will have a direct or indirect material interest. Related parties of the Company include any (i) person who is or was (since the beginning of the Company’s last completed fiscal year, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director of the Company, (ii) greater than five percent beneficial owner of the Company’s common stock, or (iii) immediate family member of any of the foregoing. “Immediate family member” includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers-and fathers-in-law, sons- and daughters-in-law, and brothers-and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee). Related party transactions will be referred for approval to the Company’s Governance Committee. In determining whether to approve a related party transaction, the Nominating and Corporate Governance Committee will consider, among other factors, the fairness of the proposed transaction, whether the transaction was undertaken in the ordinary course of business of the Company, the direct or indirect nature of the related party’s interest in the transaction, the appearance of improper conflict of interests for any director or executive officer, the size of the transaction, the amount of consideration payable to the related party, whether the transaction would impair an outside director’s independence, the acceptability of the transaction to the Company’s regulators, and the potential violations of applicable law or other corporate policies.

In addition to the compensation arrangements with directors and executive officers described in “Executive Compensation” above, the following is a description of each transaction since January 1, 2023, and each proposed transaction in which:

•	we have been or are to be a participant;

•	the amount involved exceeds or will exceed the lesser of (1) $120,000 or (2) 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years; and

•

any of our directors, executive officers or beneficial holders of more than five percent of our capital stock, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

29

Lease Agreement for Company Headquarters

On February 1, 2007, the Bank entered into a five-year lease agreement with five 5-year options for its headquarters and branch at the southwest Las Vegas location, with Nigro HQ, LLC, a Nevada limited liability company, as the landlord. The landlord is an entity in which Edward M. Nigro (Executive Chairman of the Board of Directors for the Company and the Bank) and Todd A. Nigro (a member of the Board of Directors of the Company and the Bank) have a 15.78% and 25.27% ownership interest, respectively. The lease for this location originally required the Bank to pay rent monthly at an initial base rate of $2.20 per rentable square foot, or $19,538 per month, with the first year’s operating expenses included. Increases in the operating expenses after the base year are paid by the Bank based on a pro rata basis. The rent increases by 3% per annum starting in the second (2nd) year of the lease term. On April 16, 2012, the Bank exercised its option for its first of five 5-year lease extensions. This extension was exercised in conjunction with a reduction in monthly base rent to $2.00 per rentable square foot, or $17,762 per month. On February 1, 2016, the Bank executed an amendment for the addition of approximately 3,052 rentable square feet at its southwest Las Vegas location. This lease amendment required the Bank to pay $2.00 per additional square foot, or $6,104 per month, after free rent (for two months), with lease expiration being coterminous with all currently leased space at this location. On September 6, 2017, the Bank exercised its option for its second of five 5-year lease extensions. This extension was exercised in conjunction with a reduction in monthly base rent to $1.68 per rentable square foot, or $19,991 per month. On August 25, 2022, the Bank exercised its option for its third of five 5-year lease extensions. This extension was exercised in conjunction with an increase in monthly base rent to $2.54 per rentable square foot, or $30,251.60 per month. On October 10, 2022, the Bank exercised its option for its fourth of five 5-year lease extensions. This extension was exercised in conjunction with four (4) additional 5-year options to extend the term of the lease. The Bank’s next lease expiration for this location is scheduled for September 30, 2032. The financial terms of this lease, subsequent renewal, and ownership interest in this landlord by Edward M. Nigro and Todd A. Nigro were disclosed to both federal and state banking regulators along with an independent market review of the property. Independent market reviews have confirmed that the terms of this lease, as well as the April 2012, February 2016, September 2017, August 2022, and October 2022 amendments, were on substantially the same terms as those prevailing at the time for comparable transaction with non-insiders and did not present more than the normal risk of such transactions nor present other unfavorable terms. Moreover, this lease was approved by the disinterested members of the Bank’s Board of Directors (i.e., the members of the Board of Directors with no ownership interest in the landlord and no familial relationship with parties with an ownership interest in the landlord), who determined that the terms and conditions of this lease are fair and reasonable to the Bank.

Lease Agreement for Seven Hills Branch

On April 23, 2008, and commencing April 1, 2009, the Bank entered into a 15-year lease agreement with six 5-year options for its Seven Hills Location, with Ten Saints Properties LLC, a Nevada limited liability company, as the landlord. The landlord is an entity in which Todd Nigro (a member of the Board of Directors of the Company and the Bank) has a 10% ownership interest. The lease for this location originally required the Bank to pay rent monthly at an initial base rate of $3.25 per rentable square foot or $18,037.50 per month, with a monthly common area expense to be charged to the Bank on a pro-rata basis. The rent increases by 15% at the end of each 5-year period, including all option periods. On October 21, 2022, the Bank exercised its option for its first and second of six 5-year lease extensions. This extension was exercised in conjunction with an increase in monthly base rent to $4.30 per rentable square foot, or $23,854.60 per month, and a reduction in the rent increase at the end of each 5-year period, including all option periods, from 15% to 12%. The Bank’s next lease expiration for this location is scheduled for October 31, 2032. The financial terms of this lease, subsequent renewal, and ownership interest in this landlord by Todd A Nigro was disclosed to both the federal and state banking regulators along with an independent market review of the property. Independent market reviews have confirmed that the terms of this lease, as well as the October 2022 amendment, were on substantially the same terms as those prevailing at the time for comparable transactions with non-insiders and did not present more than the normal risk of such transactions nor present other unfavorable terms. Moreover, this lease was approved by the disinterested members of the Bank’s Board of Directors (i.e., the members of the Board of Directors with no ownership interest in the landlord and no familial relationship with parties with an ownership interest in the landlord), who determined that the terms and conditions of this lease are fair and reasonable to the Bank.

Ordinary Banking Relationships

Certain of our officers, directors and principal stockholders, as well as their immediate family members and affiliates, are customers of, or have or have had transactions with us or the Bank in the ordinary course of business. These transactions include deposits, loans, wealth management products and other financial services related transactions. Related party transactions are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral (where applicable), as those prevailing at the time for comparable transactions with persons not related to us, and do not involve more than normal risk of collectability or present other features unfavorable to us. Any loans we originate with officers, directors and principal stockholders, as well as their immediate family members and affiliates, are approved by our Board in accordance with the Bank’s regulatory requirements.

30

As of the date of this Proxy Statement, no related party loans were categorized as nonaccrual, past due, restructured or potential problem loans. We expect to continue to enter into transactions in the ordinary course of business on similar terms with our officers, directors and principal stockholders, as well as their immediate family members and affiliates.

BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON STOCK

BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS OF THE COMPANY

The following table provides information regarding the beneficial ownership of our common stock as of June 13, 2025 for:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each stockholder who beneficially owns more than 5% of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities, or has the right to acquire such powers within sixty (60) days. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each person identified in the table has sole voting and investment power over all of the shares shown opposite such person’s name.

The percentage of beneficial ownership is based on 14,042,011 shares of our voting common stock outstanding as of June 13, 2025.

Except as indicated below, the address for each stockholder listed in the table below is: GBank Financial Holdings Inc., 9115 W. Russell Rd., Ste. 110, Las Vegas, Nevada 89148.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)	Percent of Shares of Common Stock Outstanding
Directors and Nominees
Edward M. Nigro(2)	1,124,048	8.0%
Todd A. Nigro(3)	338,254	2.4%
T. Ryan Sullivan(4)	282,631	2.0%
A. Lee Finley(5)	1,650,152	13.2%
Charles W. Griege, Jr.(6)	417,715	3.0%
William J. Hornbuckle IV(7)	421,731	3.0%
Kathryn S. Lever(8)	39,084	*
James K. Sims(9)	88,009	*
Alan C. Sklar(10)	510,393	3.6%
Michael C. Voinovich (11)	75,924	*
Named Executive Officers
Nancy M. DeCou (12)	74,514	*
All directors and executive officers as a group (17 persons)	5,298,484	37.7%

* Less than 1%.

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(1)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock over which he or she has sole or shared voting or investment power or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Beneficial ownership includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership. Unless otherwise noted, all shares are owned of record or beneficially by the named person.

(2)

Includes 69,442 shares of Common Stock held by Mr. Nigro, personally, 255,576 shares of Common Stock held by The 1990 Nigro Trust, 635,530 shares of Common Stock held by affiliated limited liability companies, 80,000 shares of Common Stock held by Bank of George 401(K) Profit Sharing Plan FBO Edward Nigro, and 83,500 shares of Common Stock held by Bank of George 401(K) Profit Sharing Plan Roth Converted FBO Edward Nigro.

(3)

Includes 6,040 shares of Common Stock held by Mr. Nigro, personally, 280,694 shares of Common Stock held by an affiliated limited liability company, 12,880 shares of Common Stock held by the Isabelle Nigro Trust, 12,880 shares of Common Stock held by the Nathan Nigro Trust, 12,880 shares of Common Stock held by the Nicholas Nigro Trust, and 12,880 shares of Common Stock held by the Olivia Nigro Trust.

(4)

Includes 17,567 shares of Common Stock held by Mr. Sullivan, personally, 187,905 shares of Common Stock held by the Ryan & Leslie Sullivan Trust, 3,280 shares of Common Stock held by Terrance Ryan Sullivan, jointly with Leslie Sullivan, 64,779 shares of Common Stock held by Equity Trust Company, Custodian, Bank of George 401k PSP FBO Terrance Ryan Sullivan, and 9,100 shares of Common Stock held by Equity Trust Company FBO Terrance Ryan Sullivan IRA.

(5)

Includes 10,275 shares of Common Stock held by Mr. Finley, personally, 1,540,000 shares of Common Stock held by Mr. Finley, jointly with Susan N. Finley, and 99,877 shares of Common Stock held by an affiliated company.

(6)	Includes 98,426 shares of Common Stock held by Mr. Griege, personally, and 319,289 shares of Common Stock held by an affiliated company.

(7)	Includes 22,446 shares of Common Stock held by Mr. Hornbuckle, personally, and 399,285 shares of Common Stock held by the William J. Hornbuckle IV Trust.

(8)	Includes 39,084 shares of Common Stock held by Ms. Lever, personally

(9)	Includes 5,008 shares of Common Stock held by Mr. Sims, personally, and 83,001 shares of Common Stock held by James K. Sims, jointly with Catherine M. Sims.

(10)

Includes 5,342 shares of Common Stock held by Mr. Sklar, personally, 504,951 shares of Common Stock held by the Sklar Family LP, which is an affiliate of Mr. Sklar, and 100 shares of Common Stock held by the Sklar Family Trust.

(11)	Includes 75,924 shares of Common Stock held by Mr. Voinovich, personally.

(12)	Includes 1,284 shares of Common Stock held by Ms. DeCou, personally, and 73,230 shares of Common Stock held by the DeCou Family Trust.

32

INDEPENDENT AUDITORS

The Audit Committee has recommended, and the Board appointed, RSM US LLP as our independent auditors to audit the consolidated financial statements of the Company for the 2025 fiscal year. RSM US LLP served as our independent auditors for the 2024 fiscal year and reported on the Company’s consolidated financial statements for that year.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has considered whether the provision of non-audit services was compatible with maintaining the independence of RSM US LLP. The Audit Committee concluded that performing such services did not affect the independence of RSM US LLP in performing its function as the Company’s independent registered public accounting firm.

The Audit Committee Charter includes a policy that the Audit Committee will pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement before the services begin or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit-related fees and all other fees described above were approved as part of the Company’s engagement of RSM US LLP.

Fees Billed by Independent Registered Public Accounting Firm

Set forth below is certain information concerning aggregate fees billed for professional services rendered by RSM US LLP during the years ended December 31, 2024 and 2023.

	For the Years Ended December 31,
	2024	2023
Audit Fees	$253,818	$223,650
Audit-Related Fees	-	-
Tax Fees	86,000	77,505
All Other Fees	-	-
Total Fees	$339,819	$301,155

33

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

If a stockholder desires to submit a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in the proxy statement for the 2026 annual meeting of stockholders, such proposal and supporting statements, if any, must be received by us at the Company’s principal executive office no later than March 4, 2026 (the 120th day before the anniversary date of this proxy statement) unless the date of the Company’s 2026 annual meeting of stockholders is changed by more than 30 days from August 1, 2026 (the one-year anniversary date of the Annual Meeting), in which case the proposal must be received a reasonable time before the Company begins to print and mail its proxy materials for the 2026 annual meeting of stockholders. Any such proposal must comply with the requirements of Rule 14a-8 under the Exchange Act.

If a stockholder desires to submit a nomination of persons for election to the Board, then the Company’s Bylaws require that a stockholder must provide written notice of such nomination to the Corporate Secretary at the Company’s principal executive office no later than the close of business on April 3, 2026, which is the 90th day before the anniversary date of this proxy statement; provided, that if the date of the annual meeting is advanced more than 30 days or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, such written notice will be timely if delivered or mailed to and received by the Corporate Secretary at the Company’s principal executive office not later than the 10th day following the day on which public disclosure of the date of such meeting is first made. Any such proposals will be subject to the requirements of the Company’s Bylaws and the proxy rules adopted under the Exchange Act.

In addition to the advance notice provisions contained in our Bylaws described above, in order to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the nominees of the Board of Directors of the Company must provide notice to the Corporate Secretary of the Company setting forth the information required by Rule 14a-19 promulgated by the SEC under the Exchange Act not later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. Because the Annual Meeting will be held on August 1, 2025, the anniversary of such Annual Meeting will be August 1, 2026. For any such director nominee to be included on our proxy card for the Company’s 2026 annual meeting of stockholders, the Corporate Secretary must receive notice under SEC Rule 14a-19 no later than June 2, 2026.

All notices to us must also provide certain information set forth in the Company’s Bylaws. A copy of the Company’s Bylaws may be obtained upon written request to the Secretary of the Company.

All stockholder proposals and nominations should be submitted to the Corporate Secretary of the Company at GBank Financial Holdings Inc., 9115 W. Russell Rd., Ste. 110, Las Vegas, Nevada 89148, Attention: Corporate Secretary.

Nothing in this Proxy Statement will be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by GBank Financial Holdings Inc. GBank Financial Holdings Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of GBank Financial Holdings Inc. may solicit proxies personally or by telephone without additional compensation. The Company’s 2025 Annual Report to Stockholders is included with this Proxy Statement. Any stockholder may obtain a copy of the Amendment No. 2 to Registration Statement on Form S-1 (File No. 333-285750), filed with the SEC on April 1, 2025, through the Company’s website, www.gbankfinancialholdings.com, by clicking the “SEC Filings” tab, or by calling us or writing us at the address below. Such registration statement is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

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OTHER MATTERS

The Board does not intend to bring any other matter before the Annual Meeting and does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matter does properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

You are cordially invited to attend the Annual Meeting. Regardless of whether you plan to attend the Annual Meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.

By Order of the Board of Directors

Edward M. Nigro
Executive Chairman

Las Vegas, Nevada

July 2, 2025

Investor Relations

GBank Financial Holdings Inc.

9115 W. Russell Rd., Ste. 110

Las Vegas, Nevada 89148

Phone: (702) 851-4200

sferguson@g.bank

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